September 6, 2022 Prospectus, as amended September 15, 2022

BondBloxxSM ETF Trust

●	BondBloxx Bloomberg Six Month Target Duration US Treasury ETF | XHLF | NYSE Arca

●	BondBloxx Bloomberg One Year Target Duration US Treasury ETF | XONE | NYSE Arca

●	BondBloxx Bloomberg Two Year Target Duration US Treasury ETF | XTWO | NYSE Arca

●	BondBloxx Bloomberg Three Year Target Duration US Treasury ETF | XTRE | NYSE Arca

●	BondBloxx Bloomberg Five Year Target Duration US Treasury ETF | XFIV | NYSE Arca

●	BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF | XSVN | NYSE Arca

●	BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF | XTEN | NYSE Arca

●	BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF | XTWY | NYSE Arca

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BondBloxxSM is a service mark of BondBloxx Investment Management Corporation.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

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BONDBLOXX BLOOMBERG SIX MONTH TARGET
DURATION US TREASURY ETF

Ticker: XHLF	Stock Exchange: NYSE Arca

Investment Objective

The BondBloxx Bloomberg Six Month Target Duration US Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury securities with a duration between 1 and 12 months.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.03%
Distribution and Service (12b-1)	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.03%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
[2]	Other Expenses are based on estimated amounts for the current fiscal year.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$3	$10

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Portfolio turnover information for the Fund is not presented because the Fund had not commenced investment operations as of the date of this prospectus (the “Prospectus”).

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Principal Investment Strategies

The Fund is newly organized, non-diversified and seeks to track the investment results of the Bloomberg US Treasury 6 Month Duration Index (the “Index”). The Index is comprised of certain U.S. Treasury bills that are included in the Bloomberg US Treasury Bill Index (the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury bills included in the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 6 month target duration of the Index at the monthly rebalancing date. Securities in the Index and the Underlying Index are updated on the last business day of each calendar month.

The Index and the Underlying Index are sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or BIM. The Index Provider determines the composition of the Index and the Underlying Index, relative weightings of the securities in the Index and the Underlying Index and publishes information regarding the respective market value of the Index and the Underlying Index. See “More Information About the Funds -- Index Construction” for more information about the adjustment formula.

There is no limit to the number of issues in the Index and the Underlying Index, but as of August 31, 2022, the Index and the Underlying Index each included approximately 32 constituents. Because the Index and the Underlying Index are reconstituted and rebalanced monthly, the respective components of the Index and the Underlying Index are likely to change over time.

As of the date of this Prospectus, the securities eligible for inclusion in the Index include U.S. Treasury bills with durations in the following two duration bucket ranges from the Underlying Index: 1 to 6 month duration securities and 6 to 12 month duration securities. The Underlying Index tracks the market for Treasury bills issued by the U.S. Government. For more information regarding the Index and the Underlying Index, see “More Information About the Funds — Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of bonds that collectively has an investment profile similar to that of the Index. The bonds selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the bonds in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. Treasury securities that collectively have an average duration of approximately 6 months, either directly or indirectly (e.g., through derivatives). The Fund may also invest up to 20% of its net assets in certain other U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

The Fund seeks to track the investment results (i.e., the total return) of the Index before fees and expenses of the Fund.

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The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The risks associated with rising interest rates may be particularly acute in markets where the Federal Reserve Board is raising rates over an extended period.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the shares of the Fund.

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

No Operating History. As a newly organized entity, the Fund has no operating history. The Fund’s shares have no history of public trading.

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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Focused Investment Risk. To the extent the Fund invests predominantly in U.S. Treasury securities, its performance will be especially sensitive to developments that significantly affect those securities. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. The Fund’s performance could also be affected if U.S. Treasury securities do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

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Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, business shutdowns, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In addition, certain government and regulatory responses to COVID-19 have created uncertain economic conditions and/or exacerbated certain economic challenges faced by individuals, businesses and government entities. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

Concentration Risk. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities. The Fund may be susceptible to an increased risk of loss due to adverse events that affect U.S. Treasury securities more than the market as a whole.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, the Fund’s adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own a substantial amount of Fund shares, or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Shares.

Performance Information

In the future, this section will show how the Fund’s total return has varied from year-to-year, along with a broad-based market index for reference. Past performance (before and after taxes) is not an indication of future performance. Because the Fund has not commenced operations as of the date of this Prospectus, there is no past performance to return. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Manager. Elya Schwartzman (the “Portfolio Manager”) is primarily responsible for the day-to-day management of the Fund. The Portfolio Manager has been a fixed income Portfolio Manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com.

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Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BONDBLOXX BLOOMBERG ONE YEAR TARGET
DURATION US TREASURY ETF

Ticker: XONE	Stock Exchange: NYSE Arca

Investment Objective

The BondBloxx Bloomberg One Year Target Duration US Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury securities with a duration between 6 and 18 months.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.03%
Distribution and Service (12b-1)	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.03%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
[2]	Other Expenses are based on estimated amounts for the current fiscal year.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$3	$10

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Portfolio turnover information for the Fund is not presented because the Fund had not commenced investment operations as of the date of this prospectus (the “Prospectus”).

8

Principal Investment Strategies

The Fund is newly organized, non-diversified and seeks to track the investment results of the Bloomberg US Treasury 1 Year Duration Index (the “Index”). The Index is comprised of certain U.S. Treasury notes and bonds that are included in the Bloomberg US Short Treasury Index and the Bloomberg US Treasury Index (each an “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds included in each Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 1 year target duration of the Index at the monthly rebalancing date. Securities in the Index and each Underlying Index are updated on the last business day of each calendar month.

The Index and each Underlying Index are sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or BIM. The Index Provider determines the composition of the Index and each Underlying Index, relative weightings of the securities in the Index and each Underlying Index and publishes information regarding the respective market value of the Index and each Underlying Index. See “More Information About the Funds -- Index Construction” for more information about the adjustment formula.

There is no limit to the number of issues in the Index and in each Underlying Index, but as of August 31, 2022, the Index included approximately 53 constituents, the Bloomberg US Short Treasury Index included approximately 80 constituents and the Bloomberg US Treasury Index included approximately 274 constituents. Because the Index and each Underlying Index are reconstituted and rebalanced monthly, the respective components of the Index and each Underlying Index are likely to change over time.

As of the date of this Prospectus, the securities eligible for inclusion in the Index include U.S. Treasury notes and bonds with durations in the following two duration bucket ranges from the respective Underlying Index: 6 to 12 month duration securities from the Bloomberg US Short Treasury Index and 12 to 18 month duration securities from the Bloomberg US Treasury Index. The Bloomberg US Short Treasury Index is a market value weighted index of U.S. Treasury bills, notes, and bonds under 1 year to maturity. The Bloomberg US Treasury Index includes a broad range of U.S. Treasury obligations with a remaining maturity of 1 year or more. No U.S. Treasury bills from the Bloomberg US Short Treasury Index are included in the Index. For more information regarding the Index and each Underlying Index, see “More Information About the Funds -- Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of bonds that collectively has an investment profile similar to that of the Index. The bonds selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the bonds in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. Treasury securities that collectively have an average duration of approximately 1 year, either directly or indirectly (e.g., through derivatives). The Fund may also invest up to 20% of its net assets in certain other U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

The Fund seeks to track the investment results (i.e., the total return) of the Index before fees and expenses of the Fund.

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The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The risks associated with rising interest rates may be particularly acute in markets where the Federal Reserve Board is raising rates over an extended period.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the shares of the Fund.

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

No Operating History. As a newly organized entity, the Fund has no operating history. The Fund’s shares have no history of public trading.

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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Focused Investment Risk. To the extent the Fund invests predominantly in U.S. Treasury securities, its performance will be especially sensitive to developments that significantly affect those securities. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. The Fund’s performance could also be affected if U.S. Treasury securities do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

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Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, business shutdowns, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In addition, certain government and regulatory responses to COVID-19 have created uncertain economic conditions and/or exacerbated certain economic challenges faced by individuals, businesses and government entities. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

Concentration Risk. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities. The Fund may be susceptible to an increased risk of loss due to adverse events that affect U.S. Treasury securities more than the market as a whole.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, the Fund’s adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own a substantial amount of Fund shares, or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Shares.

Performance Information

In the future, this section will show how the Fund’s total return has varied from year-to-year, along with a broad-based market index for reference. Past performance (before and after taxes) is not an indication of future performance. Because the Fund has not commenced operations as of the date of this Prospectus, there is no past performance to return. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Manager. Elya Schwartzman (the “Portfolio Manager”) is primarily responsible for the day-to-day management of the Fund. The Portfolio Manager has been a fixed income Portfolio Manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com.

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Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BONDBLOXX BLOOMBERG TWO YEAR TARGET
DURATION US TREASURY ETF

Ticker: XTWO	Stock Exchange: NYSE Arca

Investment Objective

The BondBloxx Bloomberg Two Year Target Duration US Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury securities with a duration between 1 and 3 years.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.05%
Distribution and Service (12b-1)	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.05%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
[2]	Other Expenses are based on estimated amounts for the current fiscal year.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$5	$17

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Portfolio turnover information for the Fund is not presented because the Fund had not commenced investment operations as of the date of this prospectus (the “Prospectus”).

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Principal Investment Strategies

The Fund is newly organized, non-diversified and seeks to track the investment results of the Bloomberg US Treasury 2 Year Duration Index (the “Index”). The Index is comprised of certain U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds included in the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 2 year target duration of the Index at the monthly rebalancing date. Securities in the Index and the Underlying Index are updated on the last business day of each calendar month.

The Index and the Underlying Index are sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or BIM. The Index Provider determines the composition of the Index and the Underlying Index, relative weightings of the securities in the Index and the Underlying Index and publishes information regarding the respective market value of the Index and the Underlying Index. See “More Information About the Funds -- Index Construction” for more information about the adjustment formula.

There is no limit to the number of issues in the Index and the Underlying Index, but as of August 31, 2022, the Index included approximately 95 constituents, and the Underlying Index included approximately 274 constituents. Because the Index and the Underlying Index are reconstituted and rebalanced monthly, the respective components of the Index and the Underlying Index are likely to change over time.

As of the date of this Prospectus, the securities eligible for inclusion in the Index include U.S. Treasury notes and bonds with durations in the following two duration bucket ranges from the Underlying Index: 1 to 2 year duration securities and 2 to 3 year duration securities. The Underlying Index includes a broad range of U.S. Treasury obligations with a remaining maturity of 1 year or more. For more information regarding the Index and the Underlying Index, see “More Information About the Funds — Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of bonds that collectively has an investment profile similar to that of the Index. The bonds selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the bonds in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. Treasury securities that collectively have an average duration of approximately 2 years, either directly or indirectly (e.g., through derivatives). The Fund may also invest up to 20% of its net assets in certain other U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

The Fund seeks to track the investment results (i.e., the total return) of the Index before fees and expenses of the Fund.

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The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The risks associated with rising interest rates may be particularly acute in markets where the Federal Reserve Board is raising rates over an extended period.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the shares of the Fund.

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

No Operating History. As a newly organized entity, the Fund has no operating history. The Fund’s shares have no history of public trading.

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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Focused Investment Risk. To the extent the Fund invests predominantly in U.S. Treasury securities, its performance will be especially sensitive to developments that significantly affect those securities. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. The Fund’s performance could also be affected if U.S. Treasury securities do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

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Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, business shutdowns, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In addition, certain government and regulatory responses to COVID-19 have created uncertain economic conditions and/or exacerbated certain economic challenges faced by individuals, businesses and government entities. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

Concentration Risk. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities. The Fund may be susceptible to an increased risk of loss due to adverse events that affect U.S. Treasury securities more than the market as a whole.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, the Fund’s adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own a substantial amount of Fund shares, or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Shares.

Performance Information

In the future, this section will show how the Fund’s total return has varied from year-to-year, along with a broad-based market index for reference. Past performance (before and after taxes) is not an indication of future performance. Because the Fund has not commenced operations as of the date of this Prospectus, there is no past performance to return. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Manager. Elya Schwartzman (the “Portfolio Manager”) is primarily responsible for the day-to-day management of the Fund. The Portfolio Manager has been a fixed income Portfolio Manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com.

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Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BONDBLOXX BLOOMBERG THREE YEAR TARGET

DURATION US TREASURY ETF

Ticker: XTRE	Stock Exchange: NYSE Arca

Investment Objective

The BondBloxx Bloomberg Three Year Target Duration US Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury securities with a duration between 2 and 4 years.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.05%
Distribution and Service (12b-1)	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.05%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
[2]	Other Expenses are based on estimated amounts for the current fiscal year.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$5	$17

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Portfolio turnover information for the Fund is not presented because the Fund had not commenced investment operations as of the date of this prospectus (the “Prospectus”).

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Principal Investment Strategies

The Fund is newly organized, non-diversified and seeks to track the investment results of the Bloomberg US Treasury 3 Year Duration Index (the “Index”). The Index is comprised of certain U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds included in the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 3 year target duration of the Index at the monthly rebalancing date. Securities in the Index and the Underlying Index are updated on the last business day of each calendar month.

The Index and the Underlying Index are sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or BIM. The Index Provider determines the composition of the Index and the Underlying Index, relative weightings of the securities in the Index and the Underlying Index and publishes information regarding the respective market value of the Index and the Underlying Index. See “More Information About the Funds -- Index Construction” for more information about the adjustment formula.

There is no limit to the number of issues in the Index and the Underlying Index, but as of August 31, 2022, the Index included approximately 77 constituents, and the Underlying Index included approximately 274 constituents. Because the Index and the Underlying Index are reconstituted and rebalanced monthly, the respective components of the Index and the Underlying Index are likely to change over time.

As of the date of this Prospectus, the securities eligible for inclusion in the Index include U.S. Treasury notes and bonds with durations in the following two duration bucket ranges from the Underlying Index: 2 to 3 year duration securities and 3 to 4 year duration securities. The Underlying Index includes a broad range of U.S. Treasury obligations with a remaining maturity of 1 year or more. For more information regarding the Index and the Underlying Index, see “More Information About the Funds — Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of bonds that collectively has an investment profile similar to that of the Index. The bonds selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the bonds in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. Treasury securities that collectively have an average duration of approximately 3 years, either directly or indirectly (e.g., through derivatives). The Fund may also invest up to 20% of its net assets in certain other U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

The Fund seeks to track the investment results (i.e., the total return) of the Index before fees and expenses of the Fund.

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The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The risks associated with rising interest rates may be particularly acute in markets where the Federal Reserve Board is raising rates over an extended period.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the shares of the Fund.

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

No Operating History. As a newly organized entity, the Fund has no operating history. The Fund’s shares have no history of public trading.

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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Focused Investment Risk. To the extent the Fund invests predominantly in U.S. Treasury securities, its performance will be especially sensitive to developments that significantly affect those securities. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. The Fund’s performance could also be affected if U.S. Treasury securities do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

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Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, business shutdowns, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In addition, certain government and regulatory responses to COVID-19 have created uncertain economic conditions and/or exacerbated certain economic challenges faced by individuals, businesses and government entities. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

Concentration Risk. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities. The Fund may be susceptible to an increased risk of loss due to adverse events that affect U.S. Treasury securities more than the market as a whole.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, the Fund’s adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own a substantial amount of Fund shares, or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Shares.

Performance Information

In the future, this section will show how the Fund’s total return has varied from year-to-year, along with a broad-based market index for reference. Past performance (before and after taxes) is not an indication of future performance. Because the Fund has not commenced operations as of the date of this Prospectus, there is no past performance to return. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Manager. Elya Schwartzman (the “Portfolio Manager”) is primarily responsible for the day-to-day management of the Fund. The Portfolio Manager has been a fixed income Portfolio Manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com.

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Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28

BONDBLOXX BLOOMBERG FIVE YEAR TARGET
DURATION US TREASURY ETF

Ticker: XFIV	Stock Exchange: NYSE Arca

Investment Objective

The BondBloxx Bloomberg Five Year Target Duration US Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury securities with a duration between 4 and 6 years.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.05%
Distribution and Service (12b-1)	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.05%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
[2]	Other Expenses are based on estimated amounts for the current fiscal year.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$5	$17

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Portfolio turnover information for the Fund is not presented because the Fund had not commenced investment operations as of the date of this prospectus (the “Prospectus”).

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Principal Investment Strategies

The Fund is newly organized, non-diversified and seeks to track the investment results of the Bloomberg US Treasury 5 Year Duration Index (the “Index”). The Index is comprised of certain U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds included in the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 5 year target duration of the Index at the monthly rebalancing date. Securities in the Index and the Underlying Index are updated on the last business day of each calendar month.

The Index and the Underlying Index are sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or BIM. The Index Provider determines the composition of the Index and the Underlying Index, relative weightings of the securities in the Index and the Underlying Index and publishes information regarding the respective market value of the Index and the Underlying Index. See “More Information About the Funds -- Index Construction” for more information about the adjustment formula.

There is no limit to the number of issues in the Index and the Underlying Index, but as of August 31, 2022, the Index included approximately 53 constituents, and the Underlying Index included approximately 274 constituents. Because the Index and the Underlying Index are reconstituted and rebalanced monthly, the respective components of the Index and the Underlying Index are likely to change over time.

As of the date of this Prospectus, the securities eligible for inclusion in the Index include U.S. Treasury notes and bonds with durations in the following two duration bucket ranges from the Underlying Index: 4 to 5 year duration securities and 5 to 6 year duration securities. The Underlying Index includes a broad range of U.S. Treasury obligations with a remaining maturity of 1 year or more. For more information regarding the Index and the Underlying Index, see “More Information About the Funds — Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of bonds that collectively has an investment profile similar to that of the Index. The bonds selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the bonds in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. Treasury securities that collectively have an average duration of approximately 5 years, either directly or indirectly (e.g., through derivatives). The Fund may also invest up to 20% of its net assets in certain other U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

The Fund seeks to track the investment results (i.e., the total return) of the Index before fees and expenses of the Fund.

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The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The risks associated with rising interest rates may be particularly acute in markets where the Federal Reserve Board is raising rates over an extended period.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the shares of the Fund.

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

No Operating History. As a newly organized entity, the Fund has no operating history. The Fund’s shares have no history of public trading.

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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Focused Investment Risk. To the extent the Fund invests predominantly in U.S. Treasury securities, its performance will be especially sensitive to developments that significantly affect those securities. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. The Fund’s performance could also be affected if U.S. Treasury securities do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

32

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, business shutdowns, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In addition, certain government and regulatory responses to COVID-19 have created uncertain economic conditions and/or exacerbated certain economic challenges faced by individuals, businesses and government entities. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

Concentration Risk. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities. The Fund may be susceptible to an increased risk of loss due to adverse events that affect U.S. Treasury securities more than the market as a whole.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

33

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, the Fund’s adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own a substantial amount of Fund shares, or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Shares.

Performance Information

In the future, this section will show how the Fund’s total return has varied from year-to-year, along with a broad-based market index for reference. Past performance (before and after taxes) is not an indication of future performance. Because the Fund has not commenced operations as of the date of this prospectus, there is no past performance to return. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Manager. Elya Schwartzman (the “Portfolio Manager”) is primarily responsible for the day-to-day management of the Fund. The Portfolio Manager has been a fixed income Portfolio Manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com.

34

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

35

BONDBLOXX BLOOMBERG SEVEN YEAR TARGET
DURATION US TREASURY ETF

Ticker: XSVN	Stock Exchange: NYSE Arca

Investment Objective

The BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury securities with a duration between 5 and 9 years.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.05%
Distribution and Service (12b-1)	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.05%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
[2]	Other Expenses are based on estimated amounts for the current fiscal year.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$5	$17

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Portfolio turnover information for the Fund is not presented because the Fund had not commenced investment operations as of the date of this prospectus (the “Prospectus”).

36

Principal Investment Strategies

The Fund is newly organized, non-diversified and seeks to track the investment results of the Bloomberg US Treasury 7 Year Duration Index (the “Index”). The Index is comprised of certain U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds included in the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 7 year target duration of the Index at the monthly rebalancing date. Securities in the Index and the Underlying Index are updated on the last business day of each calendar month.

The Index and the Underlying Index are sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or BIM. The Index Provider determines the composition of the Index and the Underlying Index, relative weightings of the securities in the Index and the Underlying Index and publishes information regarding the respective market value of the Index and the Underlying Index. See “More Information About the Funds -- Index Construction” for more information about the adjustment formula.

There is no limit to the number of issues in the Index and the Underlying Index, but as of August 31, 2022, the Index included approximately 46 constituents, and the Underlying Index included approximately 274 constituents. Because the Index and the Underlying Index are reconstituted and rebalanced monthly, the respective components of the Index and the Underlying Index are likely to change over time.

As of the date of this Prospectus, the securities eligible for inclusion in the Index include U.S. Treasury notes and bonds with durations in the following two duration bucket ranges from the Underlying Index: 5 to 7 year duration securities and 7 to 9 year duration securities. The Underlying Index includes a broad range of U.S. Treasury obligations with a remaining maturity of 1 year or more. For more information regarding the Index and the Underlying Index, see “More Information About the Funds — Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of bonds that collectively has an investment profile similar to that of the Index. The bonds selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the bonds in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. Treasury securities that collectively have an average duration of approximately 7 years, either directly or indirectly (e.g., through derivatives). The Fund may also invest up to 20% of its net assets in certain other U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

The Fund seeks to track the investment results (i.e., the total return) of the Index before fees and expenses of the Fund.

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The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The risks associated with rising interest rates may be particularly acute in markets where the Federal Reserve Board is raising rates over an extended period.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the shares of the Fund.

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

No Operating History. As a newly organized entity, the Fund has no operating history. The Fund’s shares have no history of public trading.

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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Focused Investment Risk. To the extent the Fund invests predominantly in U.S. Treasury securities, its performance will be especially sensitive to developments that significantly affect those securities. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. The Fund’s performance could also be affected if U.S. Treasury securities do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

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Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, business shutdowns, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In addition, certain government and regulatory responses to COVID-19 have created uncertain economic conditions and/or exacerbated certain economic challenges faced by individuals, businesses and government entities. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

Concentration Risk. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities. The Fund may be susceptible to an increased risk of loss due to adverse events that affect U.S. Treasury securities more than the market as a whole.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, the Fund’s adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own a substantial amount of Fund shares, or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Shares.

Performance Information

In the future, this section will show how the Fund’s total return has varied from year-to-year, along with a broad-based market index for reference. Past performance (before and after taxes) is not an indication of future performance. Because the Fund has not commenced operations as of the date of this Prospectus, there is no past performance to return. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Manager. Elya Schwartzman (the “Portfolio Manager”) is primarily responsible for the day-to-day management of the Fund. The Portfolio Manager has been a fixed income Portfolio Manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com.

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Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BONDBLOXX BLOOMBERG TEN YEAR TARGET
DURATION US TREASURY ETF

Ticker: XTEN	Stock Exchange: NYSE Arca

Investment Objective

The BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury securities with a duration between 6 and 14 years.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.08%
Distribution and Service (12b-1)	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.08%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
[2]	Other Expenses are based on estimated amounts for the current fiscal year.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$8	$26

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Portfolio turnover information for the Fund is not presented because the Fund had not commenced investment operations as of the date of this prospectus (the “Prospectus”).

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Principal Investment Strategies

The Fund is newly organized, non-diversified and seeks to track the investment results of the Bloomberg US Treasury 10 Year Duration Index (the “Index”). The Index is comprised of certain U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds included in the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 10 year target duration of the Index at the monthly rebalancing date. Securities in the Index and the Underlying Index are updated on the last business day of each calendar month.

The Index and the Underlying Index are sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or BIM. The Index Provider determines the composition of the Index and the Underlying Index, relative weightings of the securities in the Index and the Underlying Index and publishes information regarding the respective market value of the Index and the Underlying Index. See “More Information About the Funds -- Index Construction” for more information about the adjustment formula.

There is no limit to the number of issues in the Index and the Underlying Index, but as of August 31, 2022, the Index included approximately 37 constituents, and the Underlying Index included approximately 274 constituents. Because the Index and the Underlying Index are reconstituted and rebalanced monthly, the respective components of the Index and the Underlying Index are likely to change over time.

As of the date of this Prospectus, the securities eligible for inclusion in the Index include U.S. Treasury notes and bonds with durations in the following two duration bucket ranges from the Underlying Index: 6 to 10 year duration securities and 10 to 14 year duration securities. The Underlying Index includes a broad range of U.S. Treasury obligations with a remaining maturity of 1 year or more. For more information regarding the Index and the Underlying Index, see “More Information About the Funds — Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of bonds that collectively has an investment profile similar to that of the Index. The bonds selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the bonds in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. Treasury securities that collectively have an average duration of approximately 10 years, either directly or indirectly (e.g., through derivatives). The Fund may also invest up to 20% of its net assets in certain other U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

The Fund seeks to track the investment results (i.e., the total return) of the Index before fees and expenses of the Fund.

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The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The risks associated with rising interest rates may be particularly acute in markets where the Federal Reserve Board is raising rates over an extended period.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the shares of the Fund.

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

No Operating History. As a newly organized entity, the Fund has no operating history. The Fund’s shares have no history of public trading.

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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Focused Investment Risk. To the extent the Fund invests predominantly in U.S. Treasury securities, its performance will be especially sensitive to developments that significantly affect those securities. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. The Fund’s performance could also be affected if U.S. Treasury securities do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

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Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, business shutdowns, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In addition, certain government and regulatory responses to COVID-19 have created uncertain economic conditions and/or exacerbated certain economic challenges faced by individuals, businesses and government entities. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

Concentration Risk. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities. The Fund may be susceptible to an increased risk of loss due to adverse events that affect U.S. Treasury securities more than the market as a whole.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, the Fund’s adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own a substantial amount of Fund shares, or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Shares.

Performance Information

In the future, this section will show how the Fund’s total return has varied from year-to-year, along with a broad-based market index for reference. Past performance (before and after taxes) is not an indication of future performance. Because the Fund has not commenced operations as of the date of this Prospectus, there is no past performance to return. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Manager. Elya Schwartzman (the “Portfolio Manager”) is primarily responsible for the day-to-day management of the Fund. The Portfolio Manager has been a fixed income Portfolio Manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com.

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Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BONDBLOXX BLOOMBERG TWENTY YEAR TARGET
DURATION US TREASURY ETF

Ticker: XTWY	Stock Exchange: NYSE Arca

Investment Objective

The BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury securities with a duration between 18 and 22 years.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.13%
Distribution and Service (12b-1)	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.13%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
[2]	Other Expenses are based on estimated amounts for the current fiscal year.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$13	$43

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Portfolio turnover information for the Fund is not presented because the Fund had not commenced investment operations as of the date of this prospectus (the “Prospectus”).

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Principal Investment Strategies

The Fund is newly organized, non-diversified and seeks to track the investment results of the Bloomberg US Treasury 20 Year Duration Index (the “Index”). The Index is comprised of certain U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds included in the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 20 year target duration of the Index at the monthly rebalancing date. Securities in the Index and the Underlying Index are updated on the last business day of each calendar month.

The Index and the Underlying Index are sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or BIM. The Index Provider determines the composition of the Index and the Underlying Index, relative weightings of the securities in the Index and the Underlying Index and publishes information regarding the respective market value of the Index and the Underlying Index. See “More Information About the Funds -- Index Construction” for more information about the adjustment formula.

There is no limit to the number of issues in the Index and the Underlying Index, but as of August 31, 2022, the Index included approximately 13 constituents, and the Underlying Index included approximately 274 constituents. Because the Index and the Underlying Index are reconstituted and rebalanced monthly, the respective components of the Index and the Underlying Index are likely to change over time.

As of the date of this Prospectus, the securities eligible for inclusion in the Index include U.S. Treasury notes and bonds with durations in the following two duration bucket ranges from the Underlying Index: 18 to 20 year duration securities and 20 to 22 year duration securities. The Underlying Index includes a broad range of U.S. Treasury obligations with a remaining maturity of 1 year or more. For more information regarding the Index and the Underlying Index, see “More Information About the Funds — Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of bonds that collectively has an investment profile similar to that of the Index. The bonds selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the bonds in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. Treasury securities that collectively have an average duration of approximately 20 years, either directly or indirectly (e.g., through derivatives). The Fund may also invest up to 20% of its net assets in certain other U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

The Fund seeks to track the investment results (i.e., the total return) of the Index before fees and expenses of the Fund.

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The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The risks associated with rising interest rates may be particularly acute in markets where the Federal Reserve Board is raising rates over an extended period.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the shares of the Fund.

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

No Operating History. As a newly organized entity, the Fund has no operating history. The Fund’s shares have no history of public trading.

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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Focused Investment Risk. To the extent the Fund invests predominantly in U.S. Treasury securities, its performance will be especially sensitive to developments that significantly affect those securities. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. The Fund’s performance could also be affected if U.S. Treasury securities do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

53

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, business shutdowns, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In addition, certain government and regulatory responses to COVID-19 have created uncertain economic conditions and/or exacerbated certain economic challenges faced by individuals, businesses and government entities. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

Concentration Risk. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities. The Fund may be susceptible to an increased risk of loss due to adverse events that affect U.S. Treasury securities more than the market as a whole.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

54

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, the Fund’s adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own a substantial amount of Fund shares, or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Shares.

Performance Information

In the future, this section will show how the Fund’s total return has varied from year-to-year, along with a broad-based market index for reference. Past performance (before and after taxes) is not an indication of future performance. Because the Fund has not commenced operations as of the date of this Prospectus, there is no past performance to return. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Manager. Elya Schwartzman (the “Portfolio Manager”) is primarily responsible for the day-to-day management of the Fund. The Portfolio Manager has been a fixed income Portfolio Manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com.

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Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Funds

This Prospectus contains important information about investing in the Funds. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at www.bondbloxxetf.com.

The investment objective of each Fund is to track the investment results of its Index. Each Index is constructed using two underlying “duration buckets” of US Treasury securities. For each Index, the weights of the two underlying buckets are calculated and applied on each monthly re-balancing date to achieve the targeted duration. The durations are allowed to drift away from the target between each monthly re-balance. Each Fund’s investment objective and the Index may be changed without shareholder approval.

BIM is the investment adviser to the Funds. Shares of the Funds are listed for trading on NYSE Arca (“NYSE”). The market price for a share of a Fund may be different from the Fund’s most recent NAV.

ETFs are funds that trade like other publicly-traded securities. Each Fund is designed to track an index. Similar to shares of an index mutual fund, each share of a Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Funds may be purchased or redeemed directly from the Funds at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Under normal circumstances, each Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasury securities with the particular target duration suggested by the Fund’s name, either directly or indirectly (e.g., through derivatives). Each Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities. Each Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program.

An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while each Fund is an actual investment portfolio. From time to time, the Index Provider may make changes to the methodology or other adjustments to an Index. Unless otherwise determined by BIM, any such change or adjustment will be reflected in the calculation of the Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.

“Tracking error” is the divergence of a Fund’s performance from that of the Index. Because each Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Each Fund’s respective Index is reconstituted and rebalanced monthly on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. The Index Provider may change the rules of an Index over time.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BIM or any of its affiliates.

Index Construction. The Indexes are a suite of 8 indexes designed to target a specific duration using U.S. Treasury securities. The 8 durations targeted are 6 months, 1 year, 2 year, 3 year, 5 year, 7 year, 10 year and 20 year.

●	For BondBloxx Bloomberg Six Month Target Duration US Treasury ETF, the Bloomberg US Treasury 6 Month Duration Index, the index is comprised of certain U.S. Treasury bills that are included in the Bloomberg US Treasury Bill Index.

●	For BondBloxx Bloomberg One Year Target Duration US Treasury ETF, the Bloomberg US Treasury 1 Year Duration Index is comprised of certain U.S. Treasury notes and bonds that are included in the Bloomberg US Short Treasury Index and the Bloomberg US Treasury Index.

●	For each remaining Fund, its respective Index is comprised of certain U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index.

The Indexes are constructed using 2 underlying “duration buckets” of U.S. Treasury securities. For each individual target duration index, the weights of the 2 underlying buckets are calculated and applied on each monthly re-balancing date to achieve the targeted duration. The durations are allowed to drift away from the target between each monthly re-balance.

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Name Policies. For purposes of each Fund’s 80% policy, each Fund values its derivative instruments based on their market value.

A Further Discussion of Principal Risks

Each Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or a substantial part of your investment in a Fund, and a Fund could underperform other investments. Unless otherwise indicated, each of these risks is applicable to each Fund.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of a Fund’s U.S. Treasury obligations to decline. On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from AAA rating to AA+ rating. A further downgrade of the ratings of U.S. Government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P Global Ratings may cause the value of a Fund’s U.S. Treasury obligations to decline.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero-coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

U.S. Government Obligations Risk. Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the US, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. While U.S. treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to risk. U.S. Government obligations are subject to low but varying degrees of credit risk and are still subject to interest rate and market risk. From time to time, uncertainty regarding congressional action to increase the statutory debt ceiling could: (i) increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; (ii) cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; (iii) result in higher interest rates; (iv) reduce prices of U.S. Treasury securities; and/or (v) increase the costs of certain kinds of debt. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality of, the U.S. Government. In the past, U.S. sovereign credit has experienced downgrades, and there can be no guarantee that it will not be downgraded in the future. Further, if a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund will be adversely impacted.

Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund’s shares.

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Interest Rate Risk. If interest rates rise, the value of bonds or other instruments held by the Fund would likely decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets. The risks associated with rising interest rates may be particularly acute in markets where the Federal Reserve Board is raising rates over an extended period.

The recent historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.

Market Trading Risk.

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares or the Fund’s underlying portfolio securities will develop or be maintained by market makers or Authorized Participants.

Risk of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, Fund shares may be loaned, borrowed, pledged or purchased on margin, and certain ETFs have options associated with them. The use of Fund shares in these ways may result in increased volatility and larger premiums and discounts on Fund shares.

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Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BIM believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “bid-ask spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider bid-ask spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.

Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Index accurately, or that the Index will be determined, composed, disseminated or calculated accurately. While the Index Provider provides descriptions of what the Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Index or its related data, and they do not guarantee that the Index will be in line with the Index Provider’s methodology. BIM’s mandate as described in this Prospectus is to manage the Fund consistently with the Index provided by the Index Provider to BIM. BIM does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indexes are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s correct constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.

Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance to the Index, which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents of the Index that would otherwise be removed at rebalance due to changes in market value, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to reaching certain weighting constraints, unusual market conditions or corporate events or in order, for example, to correct an error in the selection of index constituents. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Index may increase the costs to and the tracking error risk of the Fund.

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Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, use of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

Asset Class Risk. The bonds and other assets in the Index or in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, income taxes, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Focused Investment Risk. To the extent the Fund invests predominantly in U.S. Treasury securities, its performance will be especially sensitive to developments that significantly affect those securities. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. The Fund’s performance could also be affected if the securities do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in bonds included in, or representative of, the Index, regardless of their investment merits. BIM generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets or changing interest rate environments.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Index may occur, for example, when the time to maturity for the bond no longer matches the Index’s stated maturity guidelines.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.

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Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security or other asset may decline due to changes in general market conditions, the advent of significant inflation, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if the U.S. Treasury is unable or unwilling to repay principal or interest when due. Changes to the financial condition or credit rating of the U.S. Treasury may cause the value of the securities to decline.

Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.

The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord, as well as significant challenges in managing and containing the outbreak of COVID-19. If these trends were to continue, it may have an adverse impact on the U.S. economy and many of the issuers in which the Fund invests.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.

■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary and permanent closures of stores, restaurants and other commercial establishments, layoffs, business shutdowns, defaults and other significant economic impacts, as well as general concern and uncertainty.

■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.

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■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.

■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BIM, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.

■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments. In addition, certain government and regulatory responses to COVID-19 have created uncertain economic conditions and/or exacerbated certain economic challenges faced by individuals, businesses and government entities.

■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally, which could adversely affect the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.

Concentration Risk. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities. The Fund may be susceptible to an increased risk of loss due to adverse events that affect U.S. Treasury securities more than the market as a whole. The Fund may be more adversely affected by the underperformance of those securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.

Non-Diversification Risk. The Funds are classified as a “non-diversified” fund under the 1940 Act. Accordingly, a Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that a Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

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Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The debt securities in which the Fund may invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to computer or digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, “ransomware” attacks (a form of malware designed to encrypt files on a device, rendering any files and the systems that rely on them unusable), corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The rapidly-evolving nature of both technologies and of cyberattacks makes preventing and mitigating cybersecurity risks or resolving cybersecurity incidents especially challenging, and the cost of prevention, responses and mitigation efforts may be substantial. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.

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Cybersecurity failures by, or breaches of, the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, theft of assets, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.

Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own a substantial amount of Fund shares or may invest in the Fund and hold its investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Shares.

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Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Each Fund discloses its portfolio holdings daily at www.bondbloxxetf.com. Fund fact sheets provide information regarding each Fund’s top holdings and may be requested by calling (800) 896-5089.

Management

Investment Adviser. As investment adviser, BIM has overall responsibility for the general management and administration of the Funds. BIM provides an investment program for the Funds and manages the investment of each Fund’s assets.

Pursuant to the Investment Advisory Agreement between BIM and the Trust (entered into on behalf of each Fund), BIM is responsible for substantially all expenses of the Funds, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).

For its investment advisory services to each Fund, BIM is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rates set forth below:

Fund	Management Fee
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	0.03%
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	0.03%
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	0.05%
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	0.05%
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	0.05%
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	0.05%
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	0.08%
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	0.13%

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BIM may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BIM at any time.

BIM is located at 1100 Larkspur Landing Circle, Suite 395, Larkspur, CA 94939. As of July 29, 2022, BIM and its affiliates have provided investment advisory services and have approximately $290 million in assets under management. BIM and its affiliates may trade and invest for their own accounts in the actual securities and types of securities in which a Fund may also invest, which may affect the price of such securities.

A discussion regarding the basis for the approval by the Trust’s Board of Trustees (the “Board”) of the Investment Advisory Agreement with BIM is available in each Fund’s first Semi-Annual Report for the period ended April 30, 2022.

Portfolio Manager.

Elya Schwartzman

Elya Schwartzman, Portfolio Manager, is responsible for the day-to-day management of the Funds and their investments. Mr. Schwartzman is a co-founder of BIM. Prior to joining BIM in 2021, Mr. Schwartzman was the president & founder of ESIC LLC, a consulting firm specializing in fixed income ETF portfolio management, strategy, and infrastructure. From 2010 to 2019, Mr. Schwartzman was a director at BlackRock, Inc., where he oversaw a portfolio management team and was responsible for over $200 billion in ETFs and other global bond portfolios, while developing systems and technology for the ETF ecosystem. Prior, Mr. Schwartzman was a senior portfolio manager at State Street Global Advisors, where he guided the initial launch of fixed income ETFs and managed active high yield funds. Mr. Schwartzman holds a U.S. patent on a system for processing ETF custom baskets, developed during his time with BlackRock. Mr. Schwartzman received his MBA in quantitative finance from the Sloan School of Management (MIT).

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership (if any) of shares in the Funds.

Administrator, Custodian and Transfer Agent. Brown Brothers Harriman & Co. (“BBH”) is the administrator, custodian and transfer agent for the Funds.

Conflicts of Interest. An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, BIM and/or its affiliates provide a variety of different services to the Funds, for which the Funds compensate them. As a result, BIM and/or its affiliates have an incentive to enter into arrangements with the Funds, and face conflicts of interest when balancing that incentive against the best interests of the Funds. BIM and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by BIM on behalf of the Funds. Affiliates of BIM may provide a broad range of services and products to their clients. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict and/or benefit these affiliates. BIM may also acquire material non-public information which would negatively affect BIM’s ability to transact in securities for the Funds. BIM and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Funds, is available free of charge by calling toll-free: (800) 896-5089 or visiting our website at www.bondbloxxetf.com.

Buying and Selling Shares. Shares of the Funds may be acquired or redeemed directly from the Funds only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. Once created, shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.

Shares of each Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a Fund purchased on an exchange or otherwise in the secondary market.

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Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of a Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “bid-ask spread,” that is, any difference between the bid price and the ask price. The bid-ask spread varies over time for shares of a Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A Fund’s bid-ask spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

Because shares of the Funds are listed for trading on a national securities exchange, the Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of each Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions.

The national securities exchange on which each Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in each Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of each Fund beyond the limitations of Section 12(d)(1), the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.

Book Entry. Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and may be affected by market forces such as the supply of and demand for Fund shares and underlying securities held by the Fund, interest rate changes, economic conditions and other factors.

Determination of Net Asset Value. The NAV of each Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices of the Fund’s assets at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of each Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by each Fund are determined pursuant to valuation policies and procedures approved by the Board and administered by BIM.

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Each Fund values fixed-income portfolio securities at the midpoint between the bid and ask prices, or at current market price quotations provided by dealers, or at prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with valuation policies and procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BIM determines in good faith that such method does not represent fair value.

Generally, trading in money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

When market quotations are not readily available or are believed by BIM to be unreliable, each Fund’s investments are valued at fair value. Fair value determinations are made by BIM in accordance with policies and procedures approved by the Board. BIM may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BIM determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by a Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing a Fund’s investments using fair value pricing may result in prices that are based on subjective judgments, which may lead to prices that may differ materially from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Index.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of trustees with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 permits a fund’s board to designate the fund’s primary investment adviser to perform the fund’s fair value determinations, which will be subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee the investment adviser’s fair value determinations. As of the date of this Prospectus, BIM serves as each Fund’s valuation designee for purposes of compliance with Rule 2a-5 under the 1940 Act.

Summary of Certain Provisions of the Declaration of Trust

The Declaration of Trust requires that before bringing any derivative action on behalf of the Fund, Shareholders must make a pre-suit demand upon the Board to bring the subject action unless such effort is not likely to succeed. A pre-suit demand is shall only be deemed not likely to succeed if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent Trustees” (as such term is defined in the Delaware Statutory Trust Act). In addition, unless demand is excused, Shareholders in the aggregate holding at least 10% of the Trust’s outstanding Shares (or at least 10% of the outstanding shares of the Fund to which the action relates) must join the request for the Board to commence such action. In addition to all suits, claims or other actions (collectively, “claims”) that under applicable law must be brought as derivative claims, any claim that affects all shareholders of Fund equally, that is, proportionately based on their number of shares in such Fund, must be brought as a derivative claim irrespective of whether such claim involves a violation of the shareholders’ rights under the Declaration of Trust or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim. The foregoing requirements do not apply to claims brought under the federal securities laws.

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The Declaration of Trust provides that any suit, action or proceeding brought by or in the right of any shareholder seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Declaration of Trust, the Trust or any Fund must be brought exclusively in the United States District Court for the Northern District of California or, solely with respect to matters relating to the organization or internal affairs of the Trust or as otherwise required by law, the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, in the Superior Court of Delaware. The foregoing provisions will not apply to claims brought under the federal securities laws.

Shareholders also waive the right to jury trial to the fullest extent permitted by law. The exclusive jurisdiction provision and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. A court may choose not to enforce these provisions of the Declaration of Trust.

Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a month by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of each Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of each Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from a Fund’s net investment income, including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. The Fund’s distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If a Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year will constitute a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.

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If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.

If you are a resident or a citizen of the U.S., by law, backup withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of each Fund are “created” at their NAV by authorized participants (each an “Authorized Participant”) that have entered into an agreement with the Fund’s distributor, Foreside Fund Services, LLC (the “Distributor”). Shares are available only in block-size Creation Units or multiples thereof.

A creation transaction, which is subject to acceptance by the Distributor and a Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of any substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are generally not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the SAI.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in proper form under the authorized participant agreement and related AP procedures.

Only an Authorized Participant may create or redeem Creation Units with a Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for the accounts of customers, including, without limitation, affiliates of the Fund.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to a Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

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To the extent a Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

BIM or its affiliates expect in the future to make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Funds and certain other BondBloxx funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary or its representatives, are not made by the Funds. Rather, such payments are expected to be made by BIM or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the BondBloxx funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary (or its representatives) and its customers and may cause the intermediary to recommend the Funds or other BondBloxx funds over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BIM or its affiliates.

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Financial Highlights

The Funds are newly organized and have not yet commenced operations. Accordingly, financial highlights are not available as of the date of this Prospectus.

Index Provider

Each Index is owned, maintained and administered by Bloomberg. Bloomberg is not affiliated with the Trust, BIM, BBH, the Distributor or any of their respective affiliates.

BIM or its affiliates have entered into a license agreement (the “License Agreement”) with the Index Provider to use the Indexes. Under the License Agreement, the Trust is permitted to use each applicable Index in managing the respective Fund.

Disclaimers

“Bloomberg®” and the indices licensed herein (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by BIM (the “Licensee”). The financial products referenced herein (the “Financial Products”) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Financial Products or any member of the public regarding the advisability of investing in securities generally or in the Financial Products particularly. The only relationship of Bloomberg to the Licensee is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to the Licensee or the Financial Products. Bloomberg has no obligation to take the needs of the Licensee or the owners of the Financial Products into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Financial Products to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the customers of the Financial Products, or in connection with the administration, marketing or trading of the Financial Products.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FINANCIAL PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE FINANCIAL PRODUCTS OR INDICES OR ANY DATA OR VALUES RELATING THERETO.

Shares of the Funds are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of the Index or the ability of the Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Index, nor in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of shares of the Funds in connection with the administration, marketing or trading of the shares of the Funds.

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NYSE Arca does not guarantee the accuracy and/or the completeness of the Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of shares of the Funds, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed as described herein or for any other use.

NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The past performance of the Index is not a guide to future performance. BIM and its affiliates do not guarantee the accuracy or the completeness of the Index or any data included therein and BIM and its affiliates shall have no liability for any errors, omissions or interruptions therein. BIM and its affiliates make no warranty, express or implied, to the owners of shares of the Funds or to any other person or entity, as to results to be obtained by the Funds from the use of the Index or any data included therein. Without limiting any of the foregoing, in no event shall BIM or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

Want to know more?

www.bondbloxxetf.com	1-800-896-5089

Information on each Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.bondbloxxetf.com. Copies of this Prospectus, the SAI and recent shareholder reports can be found on our website at www.bondbloxxetf.com. For more information about the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about each Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Funds or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:

Email:	info@bondbloxxetf.com

Reports and other information about the Funds are available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about each Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

©2022 BondBloxx Investment Management Corporation. All rights reserved.

Investment Company Act File No.: 811-23731

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BondBloxxSM ETF Trust

Statement of Additional Information

Dated September 6, 2022, as amended September 15, 2022

This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following series of BondBloxx ETF Trust (the “Trust”):

Fund	Ticker	Listing Exchange
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	XHLF	NYSE Arca
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	XONE	NYSE Arca
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	XTWO	NYSE Arca
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	XTRE	NYSE Arca
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	XFIV	NYSE Arca
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	XSVN	NYSE Arca
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	XTEN	NYSE Arca
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	XTWY	NYSE Arca

The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated September 6, 2022, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. A copy of each Fund’s Prospectus may be obtained without charge by writing to the Trust’s distributor, Foreside Fund Services, LLC (the “Distributor” or “Foreside”), Three Canal Plaza, Suite 100, Portland, Maine 04101, calling (866) 251-6920 or visiting www.bondbloxxetf.com. Each Fund’s Prospectus is incorporated by reference into this SAI.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

BondBloxxSM is a service mark of BondBloxx Investment Management Corporation.

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ii

General Description of the Trust and its Funds

The Trust currently consists of nineteen investment series or portfolios. The Trust was organized as a Delaware statutory trust on August 17, 2021, and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:

●	BondBloxx Bloomberg Six Month Target Duration US Treasury ETF
●	BondBloxx Bloomberg One Year Target Duration US Treasury ETF
●	BondBloxx Bloomberg Two Year Target Duration US Treasury ETF
●	BondBloxx Bloomberg Three Year Target Duration US Treasury ETF
●	BondBloxx Bloomberg Five Year Target Duration US Treasury ETF
●	BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF
●	BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF
●	BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF

Each Fund is managed by BondBloxx Investment Management Corporation (“BIM”) and generally seeks to track the investment results of a component of certain Bloomberg U.S. Treasury Indexes (the “Index”). Each Index is constructed using two underlying “duration buckets” of U.S. Treasury securities. For each Index, the weights of the two underlying buckets are calculated and applied on each monthly re-balancing date to achieve the targeted duration. The durations are allowed to drift away from the target between each monthly re-balance.

Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) included in its Index (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed and trade on NYSE Arca. Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Shares are redeemable only in Creation Units, by Authorized Participants (as defined in the Portfolio Holdings Information section of this SAI), and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally ranging from 10,000 to 50,000 or multiples thereof.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed for trading, and trade throughout the day, on the applicable Listing Exchange and in other secondary markets. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of a Fund; (ii) a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor’s equity interest in the Funds.

Investment Strategies and Risks

The investment objective of each Fund is to track the results of its Index. Each Fund seeks to achieve its objective by investing primarily in both bonds that comprise its relevant Index and in investments that provide substantially similar exposure to securities in the Index. Each Fund operates as an index fund and is not actively managed. Adverse performance of a bond in a Fund’s portfolio or Index will ordinarily not result in the elimination of the bond from the Fund’s portfolio or Index.

Each Fund engages in representative sampling, which is investing in a sample of bonds selected by BIM to have a collective investment profile similar to that of the Fund’s Index. Bonds selected are designed to have aggregate investment characteristics (based on market value, sector and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Fund’s Index. The Fund may or may not hold all of the bonds that are in its index.

Although the Funds do not seek leveraged returns, certain instruments that may be used by the Funds may have a leveraging effect as described below. Each Fund seeks to track the investment results of its Index before the fees and expenses of each Fund.

Under normal circumstances, each Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasury securities with the particular target duration suggested by the Fund’s name, either directly or indirectly (e.g., through derivatives). Each Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities. A Fund may also invest up to 20% of its net assets in certain other U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

A Fund may invest in certain futures, options and swap contracts and the securities of other registered investment companies. To the extent a Fund invests in other registered investment companies, the Fund will consider the holdings of such registered investment company, to the extent they are known, for purposes of complying with the Fund’s 80% policy.

Bonds. Each Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Borrowing. Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions, as permitted by the 1940 Act.

The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BIM may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Derivatives. Derivatives are financial instruments the value of which is derived from another security, commodity (such as gold or oil), currency, index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate) or some other reference measure. The Funds may use derivatives for hedging purposes. The Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When a Fund invests in a derivative, a Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, a Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Diversification Status. Each Fund is “non-diversified” under the 1940 Act. A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular sectors) may constitute a significant percentage of the index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.

Regulated Investment Company (“RIC”) Compliance Risk. Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.

Inflation Protected Securities. Each Fund may invest in inflation protected securities. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to a Fund, even though the Fund does not receive its principal until maturity.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Funds, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BIM as the administrator of the Liquidity Program. Under the Liquidity Program, BIM assesses, manages, and periodically reviews each Fund’s liquidity risk and, if required, classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in a Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

Regulation Regarding Derivatives. The U.S. Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by BIM either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. Futures and swaps entered into by the Funds will be treated as CFTC Derivatives for these purposes. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.

The Funds may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. The Funds will not use futures, options on futures or swaps for speculative purposes. BIM, with respect to certain Funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5 so that BIM, with respect to the Funds, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. For BIM to remain eligible for the relief, a Fund will be limited in its ability to gain exposure to certain financial instruments, including futures and options on futures and certain swaps (“commodity interests”). In the event that the Funds’ direct or indirect exposure to commodity interests does not comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a CPO and/or “commodity trading advisor” with the CFTC with respect to the Funds.

The CFTC and various exchanges have imposed (and continue to evaluate and monitor) limits on the number of speculative positions that any person, or group of persons acting in concert, may hold or control in certain particular futures and options on futures contracts. Additionally, starting January 1, 2023, federal position limits will apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if a Fund or an underlying ETF does not intend to exceed applicable position limits, it is possible that positions of different clients managed by BIM and its affiliates or by the underlying ETF’s investment adviser and its affiliates may be aggregated for this purpose. It is possible that the trading decisions of BIM or of the investment advisers of the underlying ETFs may have to be modified and that positions held by the Funds or the underlying ETF may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy.

Derivative contracts, such as swaps, are subject to regulation under the Dodd-Frank Act in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps and certain other derivatives traded in the OTC market are subject to variation margin requirements and may be subject to initial margining requirements. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, margining, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and are expected to continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in a Fund.

Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies (“Rule 18f-4”). Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions, adopt and implement a derivatives risk management program and appoint a derivatives risk manager. A fund that uses derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount is not subject to the full requirements of Rule 18f-4. The Funds have implemented compliance policies under Rule 18f-4. The application of Rule 18f-4 to the Funds could restrict the Funds’ ability to utilize derivative investments and financing transactions and prevent the Funds from implementing their respective principal investment strategies and could adversely affect the Funds’ performance and their ability to achieve their respective investment objectives.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. Government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. Each Fund seeks to minimize such risks, but such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Funds intend from time to time to invest their assets in securities of investment companies, including, but not limited to, money market funds, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by a Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

The SEC adopted Rule 12d1-4, which permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. The Rule was effective on January 19, 2022. The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s, “F-1” by Fitch or “A-1” by S&P Global Ratings, or if unrated, of comparable quality as determined by BIM; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BIM, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments.

Certain of the Funds may enter into swap agreements, including interest rate swaps and index swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions typically do not involve the delivery of securities or other underlying assets.

U.S. Government Obligations. Each Fund may invest in various types of U.S. Government obligations. U.S. Government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the U.S. or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac and Federal Home Loan Bank notes). In the latter case, each Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. Treasury Obligations. The Funds invest in various types of U.S. Treasury securities. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline. U.S. Treasury obligations typically offer lower interest rates than other obligations. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. The total public debt of the U.S. as a percent of GDP has grown rapidly since the 2008 financial crisis and is continuing to grow. Although high debt levels do not necessarily indicate or cause economic problems, they may create systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns. On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from an AAA rating to AA+. A further downgrade of the ratings of U.S. Government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade beyond AA+ rating by S&P Global Ratings may cause the value of a Fund’s U.S. Treasury obligations to decline.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero-coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by each Fund at an established price with payment and delivery taking place in the future. Each Fund enters into these transactions to obtain what is considered an advantageous price to each Fund at the time of entering into the transaction.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by each Fund to purchase the securities.

Each Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

Each Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to each Fund on the settlement date. In these cases, each Fund may realize a taxable capital gain or loss.

When each Fund engages in when-issued transactions or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day each Fund agrees to purchase the securities. Each Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the principal risks associated with an investment in a Fund is contained in each Fund’s Prospectus. An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.

Borrowing Risk. Borrowing may exaggerate changes in the NAV of Fund shares and in the return on a Fund’s portfolio. Borrowing will cause a Fund to incur interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by certain Funds may “call” or repay the security before its stated maturity, and a Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

Illiquid Investments Risk. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in a Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by a Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Funds, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as a Fund could exacerbate a Fund’s exposure to liquidity risk. A Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by a Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of a Fund’s investments.

Certain types of investments, such as structured notes and non-investment grade debt instruments, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to a Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt instruments at a fair price may have a negative impact on a Fund’s performance. Securities or other assets in which a Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time a Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if a Fund is forced to sell investments in a down market. In addition, in stressed market conditions, the market for Fund shares may become less liquid. Deterioration in the liquidity of Fund shares may adversely impact the liquidity of a Fund’s underlying portfolio securities. These adverse impacts on the liquidity of Fund shares and on the liquidity of a Fund’s underlying portfolio securities could in turn lead to differences between the market price of Fund shares and the underlying value of those shares.

Operational Risk. BIM and a Fund’s other service providers, as well as a Fund’s counterparties, may experience disruptions or operating errors such as processing errors, communication errors, or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BIM, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BIM or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Call Risk. During periods of falling interest rates, issuers of certain debt obligations may “call” or repay principal prior to the security’s maturity, which may cause a Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to call had been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Registration Risk. In the event that the Funds’ direct or indirect exposure to commodity interests does not comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a CPO and/or “commodity trading advisor” with the CFTC with respect to the Fund. BIM’s registration with the CFTC as a CPO with respect to the Funds, or any change in the Funds’ operations necessary to maintain BIM’s ability to rely upon relief from registration as such, could adversely affect the Funds’ ability to implement its investment program, conduct its operations and/or achieve its objective and subject the Funds to certain additional costs, expenses and administrative burdens, adversely affecting that Funds’ total return. Because BIM intends to manage the Funds in such a way as to maintain its ability to rely upon relief from registration with the CFTC, the Funds may be unable to participate in certain investment opportunities.

Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, a Fund may lose money.

Risk of Close-Out for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require entities that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default rights in certain types of financial contracts, including agreements relating to swaps and other derivatives, repurchase agreements and securities lending transactions. The restrictions generally prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding with respect to an affiliate of the counterparty. By limiting a Fund’s ability to exercise certain contractual rights in the event of a counterparty’s (or its affiliate’s) insolvency, these requirements may increase credit risk and other risks to the Fund.

Derivatives Risk. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. The Fund may invest in derivatives to generate income, for investment purposes and for hedging and risk management purposes. Derivatives risk is generally more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, counterparty risk and currency risk. OTC derivatives may be highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. Valuation risk is generally more pronounced when the Fund enters into OTC derivatives because there is generally less reliable, objective data available about the value of such derivatives. Incorrect valuations may result in increased cash payments to, or decreased cash payments from, counterparties than would otherwise have been required if the correct valuation were used, undercollateralization and/or errors in the calculation of the Fund’s NAV.

The Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments BIM believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred significant costs, such as costs of litigation.

Derivatives can be used for hedging (attempting to reduce risk of an investment position by offsetting that investment position with another) or non-hedging purposes, including to enhance returns. Hedging with derivatives may increase expenses, and there can be no assurance that a hedging strategy will be effective to reduce risk. If a hedging counterparty is unable or unwilling to make timely settlement payments or otherwise honor its obligations under a derivative used for hedging, the relevant Fund will have unhedged exposure to the underlying investment that the Fund intended to hedge, which could adversely impact the Fund. While hedging can reduce or eliminate the risk of losses, it can also reduce or eliminate the opportunity for gains, and hedging may cause or increase losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments.

The Fund may enter into a significant portion of its investments in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. The Fund may be required to provide more margin for its derivatives investments during periods of market disruptions or stress.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. BIM may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Because many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying reference asset may result in a loss substantially greater than the amount invested in the derivative itself.

The Fund’s use of derivatives may be subject to special tax rules, which are in some cases uncertain under current law and could affect the amount, timing and character of distributions to shareholders. See “Dividends and Distributions” in the Prospectus.

Risk of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular security or other asset for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract.

Futures contract prices, and the prices of the related contracts in which the Funds may trade, may be highly volatile. If futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day through regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless market participants are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. The potential inability to liquidate futures positions creates the possibility of a Fund being unable to control its losses. Cash posted as margin in connection with a Fund’s futures contracts will not be available to the Fund for investment or other purposes. In addition, a Fund’s futures broker may limit a Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

Risk of Options. Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indexes (including futures on securities indexes) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire.

Options can generally be classified as either “call” or “put” options. A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; a Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option (in each case taking into account any brokerage commission and other transaction costs). Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

Risk of Swap Agreements. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements governing the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive), which could result in a Fund losing the benefits of the transactions. A Fund is required to post and collect variation margin (comprised of cash and/or specified liquid securities subject to haircuts) in connection with trading of OTC swaps. Initial margin requirements are in the process of being phased in, and a Fund may be subject to such requirements in the future. These requirements may raise the costs for a Fund’s investment in swaps.

Valuation Risk. In certain circumstances, some of a Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing the fair value procedures adopted by the Board. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem shares on days when a Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Proxy Voting Policy

For the Fund, the Board has delegated the voting of proxies for each Fund’s securities to BIM pursuant to the Funds’ Proxy Voting Policy (the “BondBloxx ETFs Proxy Voting Policy”), and BIM has adopted policies and procedures (the “BondBloxx Proxy Voting Policy”) governing proxy voting by accounts managed by BIM, including the Funds.

Under the BondBloxx Proxy Voting Policies, BIM will vote proxies related to Fund securities in the best interests of a Fund and its shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of BIM, or any affiliated person of a Fund or BIM, on the other. BIM maintains policies and procedures that are designed to prevent undue influence on BIM’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BIM, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of BIM’s portfolio management team from BIM’s employees with sales and client responsibilities. In addition, BIM maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BIM’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BIM may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.

Copies of the BondBloxx ETFs Proxy Voting Policy and the BondBloxx Proxy Voting Policies are attached as Appendices A1 and A2, respectively.

Information with respect to how proxies relating to the Funds’ portfolio securities were voted during the 12-month period ended June 30 will be available: (i) without charge, upon request, by calling (800) 896-5089 or through the Funds’ website at www.bondbloxxetf.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, a Fund discloses on its website www.bondbloxxetf.com certain information relating to the portfolio holdings that will form the basis of a Fund’s next net asset value per share calculation.

A Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on www.bondbloxxetf.com, prior to the opening of trading on each business day, files containing a list of a Fund’s holdings (the Portfolio Composition File). In addition, a Fund may make available a list of securities (the Fund Data File) that Authorized Participants could deliver to a Fund to settle purchases (Deposit Securities) or that Authorized Participants could receive from a Fund to settle redemptions (Fund Securities). The Portfolio Composition File and the Fund Data File, if any, are applicable for the next trading day and are provided to the NSCC and/or posted on www.bondbloxxetf.com after the close of markets in the U.S.

Certain employees of BIM are responsible for interacting with Authorized Participants, market makers and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant, market or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund may be willing provide on a redemption.

BIM employees may also discuss portfolio holdings-related information with broker-dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Funds’ current registration statements. From time to time, employees of BIM may discuss portfolio holdings information with the applicable primary listing exchange for a Fund as needed to meet the exchange listing standards. Certain explanatory information regarding the Files is released to Authorized Participants, market makers and liquidity providers on a daily basis, but is only done so after the Files are posted to www.bondbloxxetf.com. Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Funds, auditors, regulators, and certain third-party service providers (i.e., fund administrator, custodian, transfer agent, distributor, proxy voting service) and other entities for which a non-disclosure, confidentiality agreement or other obligation is in place, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Funds, the terms of the current registration statements and federal securities laws and regulations thereunder. “Liquidity Metrics” seek to ascertain a Fund’s liquidity profile under BondBloxx’s global liquidity risk methodology, which include but are not limited to: (a) disclosure regarding the number of days needed to liquidate a portfolio or the portfolio’s underlying investments; and (b) the percentage of a Fund’s NAV invested in a particular liquidity tier under BondBloxx’s liquidity risk methodology. The dissemination of position-level liquidity metrics data and any non-public regulatory data pursuant to the Liquidity Rule (including SEC liquidity tiering) is not permitted unless pre-approved. Disclosure of portfolio-level liquidity metrics prior to 60 calendar days after calendar quarter-end requires a non-disclosure or confidentiality agreement and approval of the Trust’s Chief Compliance Officer. Portfolio-level liquidity metrics disclosure subsequent to 60 calendar days after calendar quarter-end requires the approval of portfolio management and must be disclosed to all parties requesting the information if disclosed to any party.

The Trust’s Chief Compliance Officer or his or her delegate may authorize disclosure of portfolio holdings and related information, including information regarding portfolio characteristics or metrics, pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Indexes

Descriptions of the Funds’ Indexes and Underlying Indexes are provided below. With respect to certain Indexes of the BondBloxx ETFs, BIM or its affiliates have held discussions with Bloomberg Index Services Limited (“Bloomberg” or “Index Provider”) regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. Bloomberg designed and constituted such Indexes using concepts conveyed by BIM or its affiliates. For each of these Indexes, the relevant Fund may be the first or sole user of the Index. In its sole discretion, Bloomberg determines the composition of the securities and other instruments in such Index, the rebalance protocols of the Index, the weightings of the securities and other instruments in the Index, and any updates to the methodology.

The Indexes and the Underlying Indexes are sponsored by Bloomberg. Bloomberg is not affiliated with the Trust, BIM, BBH, the Distributor or any of their respective affiliates. BIM or its affiliates have entered into a License Agreement with the Index Provider to use the Indexes. Under the License Agreement, the Trust is permitted to use each applicable Index in managing the respective Fund.

The Indexes

Index Descriptions and Methodologies

Bloomberg US Treasury 6 Month Duration Index

Index Description. The Bloomberg US Treasury 6 Month Duration Index (for purposes of this sub-section, the “Index”) is comprised of U.S. Treasury bills that are included in the Bloomberg US Treasury Bill Index (for purposes of this sub-section, the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury bills from the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 6 month target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury bills with durations in the following two duration buckets from the Underlying Index: 1 to 6 month duration securities and 6 to 12 month duration securities. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date.

Bloomberg US Treasury 1 Year Duration Index

Index Description. The Bloomberg US Treasury 1 Year Duration Index (for purposes of this sub-section, the “Index”) is comprised of U.S. Treasury notes and bonds that are included in the Bloomberg US Short Treasury Index and the Bloomberg US Treasury Index (for purposes of this sub-section, each an “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds from each Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 1 year target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury notes and bonds with durations in the following two duration buckets from the respective Underlying Index: 6 to 12 month duration securities from the Bloomberg US Short Treasury Index and 12 to 18 month duration securities from the Bloomberg US Treasury Index. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date. No U.S. Treasury bills from the Bloomberg US Short Treasury Index are included in the Index.

Bloomberg US Treasury 2 Year Duration Index

Index Description. The Bloomberg US Treasury 2 Year Duration Index (for purposes of this sub-section, the “Index”) is comprised of US Treasury notes and bonds that are included in the Bloomberg US Treasury Index (for purposes of this sub-section, the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds from the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 2 year target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury notes and bonds with durations in the following two duration buckets from the Underlying Index: 1 to 2 year duration securities and 2 to 3 year duration securities. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date.

Bloomberg US Treasury 3 Year Duration Index

Index Description. The Bloomberg US Treasury 3 Year Duration Index (for purposes of this sub-section, the “Index”) is comprised of U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (for purposes of this sub-section, the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds from the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 3 year target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury notes and bonds with durations in the following two duration buckets from the Underlying Index: 2 to 3 year duration securities and 3 to 4 year duration securities. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date.

Bloomberg US Treasury 5 Year Duration Index

Index Description. The Bloomberg US Treasury 5 Year Duration Index (for purposes of this sub-section, the “Index”) is comprised of U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (for purposes of this sub-section, the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds from the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 5 year target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury notes and bonds with durations in the following two duration buckets from the Underlying Index: 4 to 5 year duration securities and 5 to 6 year duration securities. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date.

Bloomberg US Treasury 7 Year Duration Index

Index Description. The Bloomberg US Treasury 7 Year Duration Index (for purposes of this sub-section, the “Index”) is comprised of U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (for purposes of this sub-section, the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds from the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 7 year target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury notes and bonds with durations in the following two duration buckets from the Underlying Index: 5 to 7 year duration securities and 7 to 9 year duration securities. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date.

Bloomberg US Treasury 10 Year Duration Index

Index Description. The Bloomberg US Treasury 10 Year Duration Index (for purposes of this sub-section, the “Index”) is comprised of U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (for purposes of this sub-section, the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds from the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 10 year target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury notes and bonds with durations in the following two duration buckets from the Underlying Index: 6 to 10 year duration securities and 10 to 14 year duration securities. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date.

Bloomberg US Treasury 20 Year Duration Index

Index Description. The Bloomberg US Treasury 20 Year Duration Index (for purposes of this sub-section, the “Index”) is comprised of U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (for purposes of this sub-section, the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds from the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 20 year target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury notes and bonds with durations in the following two duration buckets from the Underlying Index: 18 to 20 year duration securities and 20 to 22 year duration securities. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date.

Rebalancing Rules

Frequency

The weights of each component bucket underlying each Index are rebalanced on a monthly basis using data 2 business days prior to the month-end date (T-2). The new weights will be applied to the Projected (Forward) Universe on a T-1 basis.

Within the components themselves, Bloomberg maintains two universes of securities: the Returns (Backward) and the Projected (Forward) Universes. The composition of the Returns Universe is rebalanced at each month-end and represents the fixed set of bonds on which index returns are calculated for the next month. The Projected Universe is a forward-looking projection that changes daily to reflect issues dropping out of and entering the index but is not used for return calculations. On the last business day of the month (the rebalancing date), the composition of the latest Projected Universe becomes the Returns Universe for the following month.

Index Changes

During the month, indicative changes to securities are reflected daily in the Projected and Returns Universe of the index. These changes may cause bonds to enter or fall out of the Projected Universe of the index on a daily basis, but will affect the composition of the Returns Universe at month-end only, when the index is next rebalanced.

Reinvestment of Cash Flows

Intra-month cash flows from interest and principal payments contribute to monthly index returns but are not reinvested at a short-term reinvestment rate between rebalance dates. At each rebalancing, cash is effectively reinvested into the Returns Universe for the following month so that index results over two or more months reflect monthly compounding.

New Issues

Qualifying securities issued, but not necessarily settled on or before the month-end rebalancing date, qualify for inclusion in the following month’s index if the required security reference information and pricing are readily available.

Pricing and Related Issues

Index-eligible securities are priced on a daily basis by Bloomberg’s evaluated pricing service, BVAL. Securities are quoted as percentage of par and are priced at 4 p.m. (New York time). On early market closes, prices are taken as of 2 p.m. (New York time), unless otherwise noted. If the last business day of the month is a public holiday, prices from the previous business day are used. Securities in the index are priced on the bid side.

Bloomberg US Treasury Bill Index

The Bloomberg US Treasury Bill Index is the Underlying Index for the BondBloxx Bloomberg Six Month Target Duration US Treasury ETF. The Bloomberg US Treasury Bill Index tracks the market for Treasury bills issued by the U.S. Government. U.S. Treasury bills are issued in fixed maturity terms of 4, 13, 26 and 52 weeks. The US Treasury Bill Index is a component of the US Short Treasury Index along with U.S. Treasury notes and bonds that have fallen below one year to maturity. Bloomberg publishes sub-indexes based on the following maturities: 1-3 months, 3-6 months, 6-9 months and 9-12 months, to measure the performance of Treasury bills of specific tenors.

Rules for Inclusion

Eligible Currencies

Principal and interest must be denominated in USD.

Quality

Securities must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a security, that rating is used. In cases where explicit Security level ratings may not be available, other sources may be used to classify securities by credit quality:

●	Local currency Treasury issues are classified using the middle issuer level rating from each agency for all outstanding bonds, even if bond level ratings are available.

Amount Outstanding

●	U.S. Treasuries held in the Federal Reserve SOMA account (both purchases at issuance and net secondary market transactions) are deducted from the total amount outstanding. New issuance bought at auction by the Federal Reserve does not enter the index. Net secondary market purchases/sales are adjusted in the Projected Universe of the index weekly, typically on Fridays, and in the Returns Universe once a month.

Maturity

●	At least one month and up to, but not including, 12 months to maturity.

●	Sub-indexes based on maturity are inclusive of lower bounds. The 1-3 months sub-index, for example, would include bonds with a remaining average life of 1-2.9999 months as of the index rebalancing date.

●	Sub-indexes by maturity include: 1-3 months, 3-6 months, 6-9 months, and 9-12 months.

Security Types

Included

●	Public obligations of the U.S. Treasury

Excluded

●	U.S. Treasuries held in the Federal Reserve SOMA account

●	Inflation-linked bonds, floating-rate bonds

Rebalancing Rules

Frequency

For each index, Bloomberg maintains two universes of securities: the Returns (Backward) and the Projected (Forward) Universes. The composition of the Returns Universe is rebalanced at each month-end and represents the fixed set of bonds on which index returns are calculated for the next month. The Projected Universe is a forward-looking projection that changes daily to reflect issues dropping out of and entering the index but is not used for return calculations. On the last business day of the month (the rebalancing date), the composition of the latest Projected Universe becomes the Returns Universe for the following month.

Index Changes

During the month, indicative changes to securities (credit rating change, sector reclassification, amount outstanding changes, corporate actions, and ticker changes) are reflected daily in the Projected and Returns Universe of the index. These changes may cause bonds to enter or fall out of the Projected Universe of the index on a daily basis, but will affect the composition of the Returns Universe at month-end only, when the index is next rebalanced.

Reinvestment of Cash Flows

Intra-month cash flows from interest and principal payments contribute to monthly index returns but are not reinvested at a short-term reinvestment rate between rebalance dates. At each rebalancing, cash is effectively reinvested into the Returns Universe for the following month so that index results over two or more months reflect monthly compounding.

New Issues

Qualifying securities issued, but not necessarily settled on or before the month-end rebalancing date, qualify for inclusion in the following month’s index if the required security reference information and pricing are readily available.

Pricing and Related Issues

Index-eligible securities are priced on a daily basis by Bloomberg’s evaluated pricing service, BVAL.

Securities are quoted as percentage of par, and are priced at 4 p.m. (New York time). On early market closes, prices are taken as of 2 p.m. (New York time), unless otherwise noted. If the last business day of the month is a public holiday, prices from the previous business day are used.

Securities in the index are priced on the bid side.

Bloomberg US Short Treasury Index

The Bloomberg US Short Treasury Index is one of the Underlying Indexes for the BondBloxx Bloomberg 1 Year Target Duration US Treasury ETF. The Bloomberg US Short Treasury Index tracks the market for Treasury bills, notes, and bonds issued by the U.S. Government. The index includes Treasury bills issued in fixed maturity terms of 4, 13, 26, and 52 weeks and Treasury notes and bonds that have fallen below one year to maturity.

Rules for Inclusion

Eligible Currencies

Principal and interest must be denominated in USD.

Quality

Securities must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a security, that rating is used. In cases where explicit Security level ratings may not be available, other sources may be used to classify securities by credit quality:

●	Local currency Treasury issues are classified using the middle issuer level rating from each agency for all outstanding bonds, even if bond level ratings are available.

Amount Outstanding

●	U.S. Treasuries held in the Federal Reserve SOMA account (both purchases at issuance and net secondary market transactions) are deducted from the total amount outstanding. New issuance bought at auction by the Federal Reserve does not enter the index. Net secondary market purchases/sales are adjusted are adjusted at each month-end with a one-month lag.

Maturity

At least one month and up to 11.9999 months to maturity.

Security Types

Included

●	Public obligations of the U.S. Treasury

Excluded

●	U.S. Treasuries held in the Federal Reserve SOMA account

●	Inflation-linked bonds, floating-rate bonds, STRIPS, zero coupon bonds

●	Cash management bills (CMB)

Rebalancing Rules

Frequency

For each index, Bloomberg maintains two universes of securities: the Returns (Backward) and the Projected (Forward) Universes. The composition of the Returns Universe is rebalanced at each month-end and represents the fixed set of bonds on which index returns are calculated for the next month. The Projected Universe is a forward-looking projection that changes daily to reflect issues dropping out of and entering the index but is not used for return calculations. On the last business day of the month (the rebalancing date), the composition of the latest Projected Universe becomes the Returns Universe for the following month.

Index Changes

During the month, indicative changes to securities (credit rating change, sector reclassification, amount outstanding changes, corporate actions, and ticker changes) are reflected daily in the Projected and Returns Universe of the index. These changes may cause bonds to enter or fall out of the Projected Universe of the index on a daily basis, but will affect the composition of the Returns Universe at month-end only, when the index is next rebalanced.

Reinvestment of Cash Flows

Intra-month cash flows from interest and principal payments contribute to monthly index returns but are not reinvested at a short-term reinvestment rate between rebalance dates. At each rebalancing, cash is effectively reinvested into the Returns Universe for the following month so that index results over two or more months reflect monthly compounding.

New Issues

Qualifying securities issued, but not necessarily settled on or before the month-end rebalancing date, qualify for inclusion in the following month’s index if the required security reference information and pricing are readily available.

Pricing and Related Issues

Index-eligible securities are priced on a daily basis by Bloomberg’s evaluated pricing service, BVAL. Securities are quoted as percentage of par and are priced at 4 p.m. (New York time). On early market closes, prices are taken as of 2 p.m. (New York time), unless otherwise noted. If the last business day of the month is a public holiday, prices from the previous business day are used. Securities in the index are priced on the bid side.

Bloomberg US Treasury Index

The Bloomberg US Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint. STRIPS are excluded from the index because their inclusion would result in double counting.

Rules for Inclusion

Eligible Currencies

Principal and interest must be denominated in USD.

Quality

Securities must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a security, that rating is used. In cases where explicit Security level ratings may not be available, other sources may be used to classify securities by credit quality:

●	Local currency Treasury issues are classified using the middle issuer level rating from each agency for all outstanding bonds, even if bond level ratings are available.

Amount Outstanding

●	USD300mn minimum par amount outstanding.

●	U.S. Treasuries held in the Federal Reserve SOMA account (both purchases at issuance and net secondary market transactions) are deducted from the total amount outstanding. New issuance bought at auction by the Federal Reserve does not enter the index. Net secondary market purchases/sales are adjusted in the Projected Universe of the index weekly, typically on Fridays, and in the Returns Universe once a month.

Coupon

●	Fixed-rate coupon.

●	Original zero-coupon issues are included.

Maturity

●	At least one year until final maturity, regardless of optionality.

●	Sub-indexes based on maturity are inclusive of lower bounds. Intermediate maturity bands include bonds with maturities of 1 to 9.9999 years. Long maturity bands include maturities of 10 years or greater.

Security Types

Included

●	Public obligations of the U.S. Treasury

●	Bullet, putable, sinkable/amortizing and callable bonds

●	Original issue zero coupons

Excluded

●	U.S. Treasuries held in the Federal Reserve SOMA account

●	Inflation-linked bonds, floating-rate bonds

●	STRIPS, Treasury bills, bellwethers

●	State and local government series (SLG) bonds

Rebalancing Rules

Frequency

For each index, Bloomberg maintains two universes of securities: the Returns (Backward) and the Projected (Forward) Universes. The composition of the Returns Universe is rebalanced at each month-end and represents the fixed set of bonds on which index returns are calculated for the next month. The Projected Universe is a forward-looking projection that changes daily to reflect issues dropping out of and entering the index but is not used for return calculations. On the last business day of the month (the rebalancing date), the composition of the latest Projected Universe becomes the Returns Universe for the following month.

Index Changes

During the month, indicative changes to securities (credit rating change, sector reclassification, amount outstanding changes, corporate actions, and ticker changes) are reflected daily in the Projected and Returns Universe of the index. These changes may cause bonds to enter or fall out of the Projected Universe of the index on a daily basis, but will affect the composition of the Returns Universe at month-end only, when the index is next rebalanced.

Reinvestment of Cash Flows

Intra-month cash flows from interest and principal payments contribute to monthly index returns but are not reinvested at a short-term reinvestment rate between rebalance dates. At each rebalancing, cash is effectively reinvested into the Returns Universe for the following month so that index results over two or more months reflect monthly compounding.

New Issues

Qualifying securities issued, but not necessarily settled on or before the month-end rebalancing date, qualify for inclusion in the following month’s index if the required security reference information and pricing are readily available.

Pricing and Related Issues

Index-eligible securities are priced on a daily basis by Bloomberg’s evaluated pricing service, BVAL. Securities are quoted as percentage of par and are priced at 4 p.m. (New York time). On early market closes, prices are taken as of 2 p.m. (New York time), unless otherwise noted. If the last business day of the month is a public holiday, prices from the previous business day are used. Securities in the index are priced on the bid side.

Investment Policies

The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of a Fund is defined in the 1940 as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Each Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, each Fund may change its investment objective and its Index without shareholder approval.

Fundamental Investment Policies

The Funds will not:

1.	Concentrate its investments in a particular industry or group of industries, as that term is used in the 1940 Act, except that each Fund will concentrate to approximately the same extent that its Index concentrates in the securities of a particular industry or group of industries.

The Funds may:

2.	Borrow money to the extent permitted by applicable law.

3.	Issue senior securities to the extent to the extent permitted by applicable law.

4.	Purchase, sell or hold real estate to the extent permitted by applicable law.

5.	Underwrite securities to the extent permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts to the extent permitted by applicable law.

7.	Make loans to the extent permitted by applicable law.

Notations Regarding each Fund’s Fundamental Investment Policies

The following notations are not considered to be part of each Fund’s fundamental investment policies and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; tax exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country, except that for purposes of the industry concentration policy, investments in securities of a single foreign government represent investments in a separate industry. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. With respect to each Fund’s industry classifications, each Fund currently utilizes any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. To the extent a Fund invests in other registered investment companies, when making additional investments, the Fund will consider the holdings of such registered investment companies, to the extent they are known, for purposes of complying with the Fund’s concentration policy. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of each Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to certain 1940 Act restrictions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy relating to borrowing money set forth in (2) above.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the 1940 Act does not prohibit each Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of each Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where each Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause each Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit each Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Non-Fundamental Investment Policies

In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by each Fund’s Prospectus and SAI, as amended from time to time, and by applicable law.

Each Fund has also adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits each Fund’s holdings in illiquid investments to 15% of a Fund’s net assets. BIM monitors Fund holdings in illiquid investments pursuant to the Liquidity Program. Except with regard to the fundamental policy relating to senior securities set forth in (3) above for all Funds, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in component securities in each Fund’s Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Each Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules thereunder.

Unless otherwise indicated, all limitations under each Fund’s fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of each Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in each Fund’s total assets will not require each Fund to dispose of an investment until BIM determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BIM and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The address of each Trustee and officer is c/o BondBloxx ETF Trust, 1100 Larkspur Landing Circle, Suite 395, Larkspur, CA 94939. The Board has designated Joanna Gallegos as its Board Chair. David Lonergan serves as the Lead Independent Trustee. Additional information about the Funds’ Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free (800) 896-5089.

Trustees

Name (Age)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee
Allan Eberhart (60)	Trustee, Nominating and Governance Committee Chair	2021-present	Professor of Finance, Founding Director (now Senior Associate Dean) of Master of Science in Finance program, McDonough School of Business, Georgetown University, since 1989	11	None

David Lonergan (52)	Lead Independent Trustee	2021-present	Retired; Chief Investment Officer Vista Capital Advisors (2017); Managing Director Global Co-Head Securities Lending and Finance BlackRock (1994-2014)	11	Advisory Board Member, Make-A-Wish Greater Bay Area (since 2017)

Stephen Messinger (60)	Trustee, Audit Committee Chair	2021-present	President, Di Costa Partners, 2019-present (registered fund governance advisory); Managing Director, BlackRock, Inc. (2016-2019); Executive Vice President, iShares ETFs (2016-2019)	11	Director, Ricochet Foundation (since 2018)

H. Michael Williams (62)	Trustee	2021-present	Retired; Educator, Director of Intercollegiate Athletics, University of California (2014-2018)	11	Member, Board of Visitors, University of California – Berkeley (since 2022); Director, The Spencer Foundation (since 2019)

Joanna Gallegos (47)	Interested Trustee and Board Chair	2021-present	Chief Operating Officer, BondBloxx Investment Management Corporation, since 2021; Head of Global ETF Strategy (2019-2021), Head of US ETFs (2017-2019) and Head of ETF Product Development (2013-2017), J.P. Morgan Asset Management	11	None

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Joanna Gallegos (47)	Chief Executive Officer, President and Secretary	Chief Operating Officer, BondBloxx Investment Management Corporation, since 2021; Head of Global ETF Strategy (2019-2021), Head of US ETFs (2017-2019) and Head of ETF Product Development (2013-2017), J.P. Morgan Asset Management; Managing Director/Director, BlackRock, Inc. (1999-2013)

Tony Kelly (51)	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer	Head of ETF Product and Capital Markets, BondBloxx Investment Management Corporation, since 2021; Managing Director and Head of ETF Product, Goldman Sachs Asset Management (2015-2021); Managing Director/Director, BlackRock, Inc. (2000-2015)

William Woolverton (71)	Chief Compliance Officer	Senior Compliance Advisor, Foreside Financial Group, LLC (Formerly Cipperman Compliance Services), since 2020; Chief Compliance Officer, BondBloxx Investment Management Corporation, since 2021; Operating Partner, Altamont Capital Partners, since 2021; Chairman of the Independent Trustees of Thomas White Funds, since 2016; Managing Director, Waystone (2016-2019)

Nancy J. Tyminski (59)	AML Compliance Officer	Director - Chief Compliance Officer, Foreside Financial Group, LLC, since 2015

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.

Allan C. Eberhart. Allan C. Eberhart has been a Trustee of the Trust and Chair of the Nominating and Governance Committee since 2021. Mr. Eberhart has over 30 years of experience in financial education and consulting. He is a Professor of Finance and Founding Director, now Senior Associate Dean, of the Master of Science in Finance program at Georgetown University’s McDonough School of Business. He began teaching Finance at Georgetown University in 1989. He has published research on financial markets in leading journals such as the Journal of Finance, Review of Financial Studies, and the Journal of Accounting Research. He was previously a visiting professor at New York University’s Stern School of Business, and has consulted for firms such as Ashmore Group, Barclays, Goldman, Sachs, Standard and Poor’s, and T. Rowe Price. Mr. Eberhart has a Bachelor of Arts degree from Thomas More College, a Master of Arts degree from the University of Cincinnati, a PhD in Finance from the University of South Carolina, and an EdD in Higher Education Management from the University of Pennsylvania.

David A. Lonergan. David A. Lonergan has been a Trustee and Lead Independent Trustee of the Trust since 2021. Mr. Lonergan most recently served as Chief Investment Officer for Vista Capital Advisors in 2017, where he devised strategies and oversight for a corporate bond and credit derivatives portfolio. Mr. Lonergan retired as a Managing Director with BlackRock Inc. in 2014 after serving the firm and Barclays Global Investors (acquired by BlackRock in 2009) since 1994. When he retired, he was serving as Global Co-Head of Securities Lending and Finance. Prior to that, he held several positions with the firm, including as Global Head of Securities Lending Strategy, Head of U.S. Cash Management, U.S. Liquidity Manager, and Cash Trader. In his role as Head of U.S. Cash Management, he oversaw the management of over $175B in short duration fixed income investments, including asset backed securities, over the counter and exchange traded derivatives, corporate bonds and various liquidity products. Mr. Lonergan currently serves as an Advisory Board Member with Make-A-Wish Greater Bay Area, after having served two terms as a Board Member, including terms as Board Chair, and Treasurer/Finance Committee Chair. Mr. Lonergan has a B.A. degree in Business Administration from California State University Sacramento, and an M.B.A. degree from the University of California at Davis.

Stephen A. Messinger. Stephen A. Messinger has been a Trustee of the Trust and Chair of the Audit Committee since 2021. Mr. Messinger has worked in the asset management industry for over 20 years and with ETF products specifically for more than 14 years. He has recently launched a start up business, Di Costa Partners, focused on advising managers and boards on the governance of registered funds. Prior to Di Costa, Mr. Messinger worked at the world’s largest global ETF sponsor -- iShares, which is owned by BlackRock. He has held different roles in the ETF business culminating as the Executive Vice President of the registered iShares ETF complex, serving as the senior liaison with the US iShares ETFs board of trustees. In that role, he worked closely with the different teams that support the board and coordinated BlackRock’s varied interactions with the board. Prior to his most recent stint at BlackRock, Steve was a Managing Director at Beacon Consulting, where he focused on helping asset managers grow and develop ETF businesses. Mr. Messinger has a B.A. degree from Brown University, an M.I.A. from Columbia University, and an M.B.A. from The Wharton School at the University of Pennsylvania.

H. Michael Williams. H. Michael Williams has been a Trustee of the Trust since 2021. Mr. Williams is a Director of the Spencer Foundation, which makes grants to support research for areas of education. Mr. Williams is also a Member of University of California, Berkeley’s Board of Visitors. Mr. Williams previously was a Trustee, President and CEO of the Barclays Global Investors family of mutual funds. He was a Trustee of the U.C. Berkeley Foundation from 2007-2018 and was its Vice Chairman (2014-2015). He serves on numerous non-profit boards and is Co-Chair of the Executive Board of the College of Letters and Science at U.C. Berkeley. Mr. Williams was most recently the Director of Intercollegiate Athletics at the University of California, Berkeley. Previously, Mr. Williams was Vice Chairman of Capital Markets at Barclays Global Investors and a Vice President of Bank of America. Mr. Williams has an A.B. degree in Economics from the University of California, Berkeley and an M.B.A. degree in Finance from the UCLA Anderson School of Management.

Joanna Gallegos (Interested Trustee). Joanna Gallegos has served as the Chair of the Board of Trustees of the Trust since 2021. In addition, she has served as the President of the Trust since 2021. Ms. Gallegos is the Chief Operating Officer of BondBloxx Investment Management Corporation. In her role, she is responsible for overseeing the day-to-day operations of BIM and the Trust, including overseeing the Trust’s service providers. Ms. Gallegos is a global leader in ETF design, distribution and growth and has an extensive track record in launching new businesses, entering highly competitive markets, and building high performing teams across all phases of the ETF business, including distribution strategy, capital markets effectiveness, the strategic product lifecycle, and building financial enterprise systems. Ms. Gallegos has served in a variety of roles as an inaugural member of the management team of the ETF business at J.P. Morgan Asset Management from 2013-2021, including Head of its U.S. ETF business and Head of Global ETF Strategy, where she led the firm’s efforts to design, develop, launch and manage a complete range of ETF products and helped JPM become a Top 10 Provider of ETFs, with over $65 billion in AUM. Prior to J.P. Morgan, she served in a variety of roles at BlackRock’s iShares division, including Senior Product Manager and Managing Director of the firm’s strategic initiatives group, from 1999 to 2013, where she was instrumental in planning, building and launching many of the industry’s largest and most liquid equity, fixed income and alternative ETFs. Ms. Gallegos holds a Bachelor of Science from Sonoma State University in Business Administration & Finance. She is named as inventor on a patent for Multi-Basket Structure for Exchange Traded Funds (ETF), developed during her time at BlackRock, and a System and Method for Dynamic Implementation of Exchange Traded Funds, developed during her time at J.P. Morgan. She holds the FINRA Series 7, 63 and 24 licenses and is a member of Women in ETFs.

Board – Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BIM to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BIM and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of 5 members, 4 of whom are Independent Trustees. The Board will conduct regular meetings at least four times a year, and absent extenuating circumstances which do not permit in-person meetings, at least two of which will be in person. In addition, the Board expects to hold special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.

The Board has appointed Joanna Gallegos, who as an Interested Trustee, as the Board Chair, and David Lonergan, an Independent Trustee, to serve in the role of Lead Independent Trustee. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Lead Independent Trustee’s role is to act as a liaison between management and the Board’s Independent Trustees in connection with establishing meeting agendas and overseeing the operation of the Funds. The Board has established two standing Committees: an Audit Committee and a Nominating and Governance Committee to assist the Board in the oversight and direction of the business and affairs of the Funds. From time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Funds is the responsibility of BIM or other service providers (depending on the nature of the risk), subject to the supervision of BIM. Each Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BIM and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust’s compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with the Funds’ independent registered public accounting firm to review risk controls in place that support each Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BIM and the Board. The Independent Trustees may engage independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Funds’ investment performance or other activities.

Committees of the Board of Trustees. The members of the Audit Committee are Allan Eberhart, David Lonergan, Stephen Messinger (Chair), and Michael Williams, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. As of the date of this SAI, the Audit Committee has met three times.

The members of the Nominating and Governance Committee are Allan Eberhart (Chair), David Lonergan, Stephen Messinger, and Michael Williams, each of whom is an Independent Trustee. The principal responsibility of the Committee is to oversee the Board’s governance practices and to consider and nominate potential Board members to ensure that the Board is functioning effectively and providing appropriate oversight of the Funds. As of the date of this SAI, the Nominating and Governance Committee has met one time.

As the Chair of the Board, Joanna Gallegos may attend Committee meetings at the invitation of the Committee.

As of the date of this Statement of Additional Information, none of the Trustees owned any outstanding shares of the Funds, as the Funds had not yet begun investment operations.

As of July 31, 2022, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BIM (the Funds’ investment adviser), the Distributor or any person controlling, controlled by or under common control with BIM or the Distributor.

Remuneration of Trustees. Effective as of the date of this Statement of Additional information, each current Independent Trustee will be paid an annual retainer of $30,000 for his or her services as a Board member to the BondBloxx Funds, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Lead Independent Trustee of the Board is paid an additional annual retainer of $7,500. The Chair of the Nominating and Governance Committee is paid an additional annual retainer of $2,500. The Chair of the Audit Committee is paid an additional annual retainer of $7,500.

The tables below set forth the estimated compensation to be earned by each Independent Trustee and Interested Trustee for services to each Fund for the fiscal year ending October 31, 2022, and the estimated aggregate compensation to be paid to them for services to the Exchange-Traded Fund Complex for the calendar year ending October 31, 2022. Interested Trustees of the Trust are not compensated by the Funds.

Name	Aggregate Compensation from the Funds[1]	Total Compensation from the Fund Complex Paid to Trustee
Independent Trustees:
Allan Eberhart	$32,500	$32,500
David Lonergan	$37,500	$37,500
Stephen Messinger	$37,500	$37,500
H. Michael Williams	$30,000	$30,000

[1]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

Control Persons and Principal Holders of Securities.

The Trustees and officers of the Trust collectively owned less than 1% of each Fund’s outstanding shares as of the date of this Statement of Additional Information.

Potential Conflicts of Interest. Certain activities of BIM, and the other affiliates of BIM (collectively referred to in this section as “BondBloxx”) and their respective directors, officers and employees, with respect to the Funds and/or other accounts managed by BondBloxx, may give rise to actual or perceived conflicts of interest such as those described below.

BondBloxx, its subsidiaries and their respective directors, officers and employees, including, the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, may be engaged in businesses and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by a Fund.

When BondBloxx seeks to purchase or sell the same assets for managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be fair and equitable over time. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BondBloxx may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BondBloxx-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BondBloxx implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BondBloxx may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

In certain circumstances, BondBloxx, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BondBloxx. BondBloxx may (but is not required to) effect purchases and sales between BondBloxx clients (“cross trades”), including the Funds, if BondBloxx believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BondBloxx’s decision to engage in these transactions for the Funds. BondBloxx may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when a Fund participates in a cross trade, BondBloxx will comply with procedures adopted under applicable rules and SEC guidance.

BondBloxx and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BondBloxx or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

BondBloxx will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BondBloxx will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BondBloxx, or the activities or strategies used for accounts managed by BondBloxx or other client accounts could conflict with the transactions and strategies employed by BondBloxx in managing a Fund.

At times, these activities may cause business units or entities within BondBloxx to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent such transactions are permitted, a Fund will deal with BondBloxx on an arm’s-length basis. To the extent authorized by applicable law, BondBloxx may act as agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BondBloxx will be in its view commercially reasonable, although BondBloxx, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BondBloxx and such sales personnel, which may have an adverse effect on the Funds. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BondBloxx that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BondBloxx.

Subject to applicable law, BondBloxx (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as agent, lender, adviser or in other commercial capacities.

When BondBloxx acts as agent, adviser or in other commercial capacities in relation to the Funds, BondBloxx may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing.

Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BondBloxx client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BondBloxx, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

Subject to applicable law, BondBloxx may select brokers that furnish BondBloxx, the Funds, other BondBloxx client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BondBloxx’s view, appropriate assistance to BondBloxx in the investment decision-making process (including with respect to fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BondBloxx client accounts, including in connection with BondBloxx client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BondBloxx client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BondBloxx client accounts.

BondBloxx does not currently enter into arrangements to use the Funds’ assets for, or participate in, soft dollars, although BondBloxx may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BondBloxx receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BondBloxx. BondBloxx, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BondBloxx believes are useful in its investment decision-making process. BondBloxx, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BondBloxx may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BondBloxx. To the extent that BondBloxx engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BondBloxx may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BondBloxx has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. The Funds may also use “request for quote” or “RFQ” trading facilities to transact in various types of fixed income securities. These ECNs or RFQ platforms may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BondBloxx even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs or RFQ platforms may offer volume discounts that will reduce the access fees typically paid by BondBloxx. BondBloxx will only utilize ECNs or RFQ platforms consistent with its obligation to seek to obtain best execution in client transactions.

BondBloxx has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BondBloxx’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BondBloxx may have the effect of favoring the interests of other clients or businesses of other divisions or units of BondBloxx, provided that BondBloxx believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.

It is also possible that, from time to time, BondBloxx and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BondBloxx reserves the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of a Fund acquired for its own accounts or the account of a BondBloxx advisory client. A large sale or redemption of shares of a Fund by BondBloxx itself or a BondBloxx advisory client could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund.

It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BondBloxx has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BondBloxx provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BondBloxx is not permitted to obtain or use material non-public information acquired by any unit of BondBloxx in the course of these activities. In addition, from time to time, the activities of BondBloxx may limit a Fund’s flexibility in purchases and sales of securities. As indicated below, BondBloxx may engage in transactions with companies in which BondBloxx-advised funds or other clients of BondBloxx have an investment.

BondBloxx, its personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BondBloxx and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BondBloxx and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BondBloxx and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BondBloxx and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

Third parties, including service providers to BondBloxx or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BondBloxx, and may provide an incentive to BondBloxx to retain such third parties to provide services to a Fund.

As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus and this SAI, when market quotations are not readily available or are believed by BondBloxx to be unreliable, a Fund’s investments are valued at fair value by BondBloxx in accordance with procedures adopted by the Board. When determining “fair value price,” BondBloxx seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BondBloxx deems relevant at the time of the determination, and may be based on analytical values determined by BondBloxx using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may be based on subjective judgments, which may result in prices that may differ materially from the current market prices at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by BondBloxx (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BondBloxx with respect to services for which it receives an asset-based fee.

BondBloxx and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, each Fund, BIM and BondBloxx have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund’s portfolio transactions. Each code of ethics is available by contacting BondBloxx at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BondBloxx will not purchase securities or other property from, or sell securities or other property to, a Fund, except that a Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with another Fund or accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BondBloxx by the SEC. These transactions would be effected in circumstances in which BondBloxx determined that it would be appropriate for a Fund to purchase and another client of BondBloxx to sell, or a Fund to sell and another client of BondBloxx to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BondBloxx and/or BondBloxx’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BondBloxx would not be subject to some of those considerations. There may be periods when BondBloxx may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BondBloxx is performing advisory or other services or has proprietary positions.

The investment activities of BondBloxx for its proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain derivative transactions, there may be limits on the aggregate amount invested by BondBloxx for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BondBloxx, the Funds or other client accounts to suffer disadvantages or business restrictions.

In those circumstances where ownership thresholds or limitations must be observed, BondBloxx seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. BondBloxx has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BondBloxx may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BondBloxx to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BondBloxx is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BondBloxx’s intended strategy with respect to such security or asset.

BondBloxx may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BondBloxx receives fee discounts or concessions in recognition of BondBloxx’s overall relationship with such service providers. To the extent that BondBloxx is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BondBloxx.

In recognition of a BondBloxx client’s overall relationship with BondBloxx, BondBloxx may offer special pricing arrangements for certain services provided by BondBloxx. Any such special pricing arrangements will not apply to the client’s investment in a Fund.

Present and future activities of BondBloxx (including BIM), its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BIM serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BIM. BIM is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BIM, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BIM is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

Pursuant to the investment advisory agreement, BIM may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BIM, to perform investment advisory or other services with respect to a Fund. In addition, BIM may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law.

BIM is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BIM is not responsible for, and the Funds will bear, the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Trustees).

For its investment advisory services to each Fund, BIM is entitled to receive a management fee at the annual rates (as a percentage of such Fund’s average daily net assets) set forth below:

Fund	Management Fee
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	0.03%
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	0.03%
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	0.05%
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	0.05%
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	0.05%
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	0.05%
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	0.08%
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	0.13%

Each Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act) and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Portfolio Manager. As of July 29, 2022, the individual named as Portfolio Manager in each Fund’s Prospectus was also primarily responsible for the day-to-day management of other BondBloxx funds and certain other types of portfolios and/or accounts as follows:

Elya Schwartzman

Types of Accounts	Number	Total Assets
Registered Investment Companies	11	$290 million
Other Pooled Investment Vehicles	0	--
Other Accounts	0	--

BIM anticipates that for each of the portfolios or accounts for which the Portfolio Manager is primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities and other financial instruments that compose those indexes or through a representative sampling of the securities and other financial instruments that compose those indexes based on objective criteria and data. Pursuant to BIM policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Manager and BIM and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BIM or its affiliates, as applicable, for its advisory services. Although BIM and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, there is the potential for a conflict-of-interest, which may result in the Portfolio Manager’s favoring those portfolios or accounts with more favorable fee arrangements.

The table below shows, for the Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts:

Elya Schwartzman

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Portfolio Manager Compensation Overview

The discussion below describes the Portfolio Manager’s compensation as of July 31, 2022.

BIM’s financial arrangements with its Portfolio Manager and its competitive compensation reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and participation in various benefits programs.

The portfolio manager receives base compensation based on their position with the firm, as well as other benefits offered to all BIM employees.

As of July 31, 2022, the Portfolio Manager beneficially owned shares of the Funds in the amounts reflected in the following tables:

Elya Schwartzman
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	Over $1m
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	X
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	X

Codes of Ethics. The Trust, BIM and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. Each code of ethics is available by contacting BIM at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. Brown Brothers Harriman & Co. (“BBH”) serves as administrator, custodian and transfer agent for the Funds pursuant to separate agreements with the Trust. BBH’s principal address is 50 Post Office Square, Boston, MA 02110. Pursuant to the Transfer and Administrative Agency Agreement with the Trust, BBH provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, BBH makes available the office space, equipment, personnel and facilities required to provide such services. BBH also acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. Pursuant to the Custodian Agreement with the Trust, BBH maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. BBH is required, upon the order of the Trust, to deliver securities held by BBH and to make payments for securities purchased by the Trust for each Fund. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BIM from its management fee.

Distributor. The distributor of each Fund is Foreside Fund Services, LLC. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC Participants and/or investor services organizations.

BIM or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Payments by BIM and its Affiliates. BIM and/or its affiliates (“BIM Entities”) expect in the future to pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, or exchange-traded products in general. BIM Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BIM Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds, exchange-traded products. BIM Entities expect in the future to make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BIM Entities also expect in the future to make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Funds or exchange-traded products (“Publishing Costs”). In addition, BIM Entities expect in the future to make payments to Intermediaries that make shares of the Funds or exchange-traded products available to their clients and develop new products that promote the Funds and other exchange-traded products. BIM Entities also expect in the future to reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BIM Entities believe may benefit the BIM business or facilitate investment in the Funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds or other exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

BIM Entities have in the past and expect in the future to enter into other contractual arrangements with Intermediaries and certain other third parties that the BIM Entities believe may benefit the BondBloxx business or facilitate investment in BondBloxx funds. BIM Entities expect such agreements in the future to include payments by BIM Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

BIM Entities expect in the future to determine to make payments to other Intermediaries based on any number of metrics, including payments in fixed amounts, amounts based upon an Intermediary’s services at defined levels or amounts based on the Intermediary’s net sales of one or more Funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BIM Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Funds or other exchange-traded products.

The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets. Other funds managed by BIM may also participate in such programs.

Determination of Net Asset Value

Valuation of Shares. The NAV for each Fund is generally calculated as of the close of business on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by a Fund is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price on the Exchange on which the security is primarily traded, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which a Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BIM determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. A Fund values fixed-income portfolio securities at the midpoint between the bid and ask prices, or at current market price quotations provided by dealers, or at prices (including evaluated prices) supplied by a Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BIM determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BIM determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by a Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.

Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.

General Valuation Information. The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

All cash, receivables and current payables are carried on a Fund’s books at their fair value.

Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BIM (its designee) pursuant to the Valuation Procedures.

Certain of the securities acquired by a Fund may be traded on OTC markets on days on which a Fund’s NAV is not calculated. In such cases, the NAV of a Fund’s shares may be significantly affected on days when Authorized Participants can neither purchase nor redeem shares of a Fund.

Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used in an Index, which, in turn, could result in a difference between a Fund’s performance and the performance of its Index.

Fair Value. When market quotations are not readily available or are believed in good faith by BIM to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BIM in accordance with the Valuation Procedures. BIM may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BIM believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BIM determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by a Fund. Non-U.S. securities whose values are affected by volatility that occurs in the markets or in related or highly correlated assets (e.g., ETFs that invest in components of the Index) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BIM is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.

BIM will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BIM’s Valuation Committee. The BIM Valuation Committee may accept, modify or reject any recommendations. In addition, a Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BIM, to regularly evaluate the values assigned to the securities and other assets and liabilities of a Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.

When determining the price for a Fair Value Asset, the BIM Valuation Committee will seek to determine the price that a Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that a Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BIM Valuation Committee deems relevant at the time of the determination, and may be based on analytical values determined by BIM using proprietary or third-party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may be based on subjective judgments, which may result in prices that may differ materially from the current market prices at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of trustees with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 permits a fund’s board to designate the fund’s primary investment adviser to perform the fund’s fair value determinations, which will be subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee the investment adviser’s fair value determinations. As of the date of this SAI, BIM serves as each Fund’s valuation designee for purposes of compliance with Rule 2a-5 under the 1940 Act.

Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.

Brokerage Transactions

Subject to policies established by the Board, BIM is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. While BIM generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BIM may select a broker based partly upon brokerage or research services provided to BIM and its clients, including a Fund. In return for such services, BIM may cause a Fund to pay a higher commission than other brokers would charge if BIM determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, BIM seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BIM’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BIM’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BIM with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances.

OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit. The Funds may also use “request for quote” or “RFQ” trading facilities to transact in various types of fixed income securities. These facilities enable the Funds to efficiently request bids and offers on various types of fixed income securities from a broad group of broker-dealers, and allows the Funds to accept from among such bids and offers.

BIM expects to utilize RFQ trading platforms to engage in OTC purchases and sales of securities, as well as transacting directly with dealers. In addition, BIM may elect to transact through experienced executing brokers that specialize in transacting in the assets that the Funds invest in. BIM will only utilize an executing broker in circumstances when utilizing such executing broker will, in BIM’s estimation, be able to obtain best execution. BIM will periodically evaluate the Funds’ brokerage results, including the results achieved by any executing brokers, to ensure that the Funds’ transactions are conducted in compliance with the Funds’ brokerage and best execution policies. BIM may review transaction data from TRACE, third party RFQ platforms and other sources available to it, and BIM may engage the services of a third party service provider to assist it in evaluating execution results.

Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BIM or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

BIM may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BIM, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

Investment decisions for the Funds and for any other investment accounts managed by BIM and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BIM. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BIM; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BIM or to induce future services or benefits to be rendered to BIM; or (v) to manage or equalize investment performance among different client accounts. BIM and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Funds may invest.

Because different accounts may have differing investment objectives and policies, BIM may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BIM may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BIM or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BIM on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BIM clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BIM or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BIM may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of the Funds. In general, all contemporaneous trades for accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the Funds in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by BIM or the other Affiliates on behalf of more than one of the Funds during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

When BIM seeks to purchase or sell the same assets for managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be fair and equitable over time. If BIM doesn’t receive all of the securities it is seeking to obtain for clients, the securities received will generally be allocated to the participating clients on a pro rata basis subject to adjustments for minimum bond sizes, round lots and similar factors.

The Funds will periodically disclose the names of the Funds’ “regular” broker-dealers, as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment. The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BIM manages or advises. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BIM are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BIM. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BIM may deal, trade and invest for its own account in the types of securities in which the Funds may invest.

Consistent with 1940 Act Rule 6c-11 and the Funds’ basket construction and custom basket policies and procedures, the Funds expect to transact primarily using creation and redemption baskets, including custom baskets that BIM believes to be in the best interest of the Funds and their shareholders.

Portfolio turnover may vary from year to year, as well as within a year. While each Fund’s portfolio turnover rates are generally expected to be low, any increase in turnover rates would likely result in comparatively greater brokerage expenses and other transaction costs.

Additional Information Concerning the Trust

Shares. The Trust currently consists of ten separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional BIM funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

Shareholders may make inquiries by writing to BondBloxx ETF Trust, c/o BondBloxx Investment Management Corporation, 1100 Larkspur Landing Circle, Suite 395, Larkspur, CA 94939.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.

In accordance with the Trust’s current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund. The Trust or a fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.

DTC as Securities Depository for Shares of the Funds. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as CCP for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Distribution of Shares. In connection with each Fund’s launch, each Fund was seeded through the sale of one or more Creation Units by each Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of each Fund or each Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. Each Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.

Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.

Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on each Fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the applicable Listing Exchange or the bond markets close earlier than normal, a Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the approximate value of such Creation Unit as of the date of this SAI:

Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	10,000	$500,000
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	10,000	$500,000
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	10,000	$500,000
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	10,000	$500,000
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	10,000	$500,000
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	10,000	$500,000
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	10,000	$500,000
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	10,000	$500,000

In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to each Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. Each Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of a Fund, generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund’s portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of a Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BIM with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Index.

The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.

Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by a Fund; or (vi) in certain other situations.

Cash Purchase Method. Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“CNS”) of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A member or participant of a clearing agency registered with the SEC which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant. Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.

Placement of Creation Orders. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. Government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by BBH or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the first, second or third Business Day, as applicable, after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to BBH through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by BBH generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the first, second or third Business Day, as applicable, following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Funds prior to such time.

Purchase Orders. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BIM and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Funds to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday may not be accepted. Each Fund’s deadline specified above for the submission of purchase orders is referred to as that Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if received in good order as determined by the Trust in its sole discretion, will be processed based on the NAV next determined after receipt of an order in proper form as described in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund’s right (and the right of the Distributor and BIM) to reject any order until acceptance, as set forth below.

Once a Fund has received in good order an order, upon the next determination of the NAV of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BIM, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BIM make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, BBH, any sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BIM shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+2 basis” (i.e., two Business Days after trade date). Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 or T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.

To the extent contemplated by an Authorized Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Funds. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. Information concerning the Funds’ current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived or reimbursed in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.

The following table sets forth each Fund’s standard creation transaction fees (as described above):

Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	$0	3%
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	$0	3%
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	$150	3%
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	$150	3%
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	$150	3%
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	$150	3%
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	$150	3%
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	$150	3%

*	As a percentage of the net asset value per Creation Unit.

Redemption of Creation Units. Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

The designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities, but each Fund reserves the right to utilize a cash option for redemption of Creation Units. Each Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.

Cash Redemption Method. Although the Trust does not generally permit partial or full cash redemptions of Creation Units of its funds or the Funds that are normally redeemed on a cash basis only, when partial or full cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Redemption Transactions. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

The following table sets forth each Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	$0	2%
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	$0	2%
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	$150	2%
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	$150	2%
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	$150	2%
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	$150	2%
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	$150	2%
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	$150	2%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee (for the avoidance of doubt, the sum of the standard redemption transaction fee and the maximum additional charge will not exceed 2% of the value of the shares redeemed for each Fund).

Placement of Redemption Orders. Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds’ transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Funds’ transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.

Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by a Fund are generally made within two Business Days (i.e., “T+2”). Each Fund reserves the right to settle redemption transactions on a basis other than T+1 or T+2, if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+1 or T+2 because of the occurrence of a holiday in the U.S. bond market that is not a holiday observed in the U.S. equity market.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by BBH and marked-to-market daily. The fees of BBH and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.

Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed, are SIFMA holidays or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Custom Baskets. Creation and Redemption baskets may differ and each Fund will accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. Each Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BIM who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used for each Fund and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BIM has established a governance process to oversee basket compliance for the Funds, as set forth in each Fund’s policies and procedures.

Taxation on Creations and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Authorized Participants who are dealers in securities are subject to different tax treatment on the exchange for or redemption of Creation Units.

Taxes

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.

Regulated Investment Company Qualifications. Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code and intends each year to qualify and to be eligible to be treated as such. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives at least 90% of its income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.

A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Fund in computing its taxable income.

Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to its shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund may decide to retain a portion of its income or gains if the Fund determines that doing so is in the interest of its shareholders. Each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.

In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of a Fund, if any, may be subject to certain limitations.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on, and deemed to have been paid by the Fund not later than, December 31 of such calendar year provided that such dividend is actually paid in January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.

If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.

A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of net ordinary loss from the sale, exchange or other taxable disposition of property, plus other net ordinary loss attributable to the portion of the taxable year after December 31) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Sales of Shares. Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. In certain cases, a Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. A Fund’s transactions in zero coupon securities, forward contracts, and futures contracts, to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Original Issue Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Market Discount. Debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case a Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds debt obligations with OID or market discount, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

At-Risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Non-U.S. Investments. Income (including, in some cases, capital gains) received by certain of the Funds from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed 8on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed.

Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time a Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Investments in REITs. Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. In such an event, to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholders receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property.

Reporting. If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income); (ii) are taxable as long term capital gains or (iii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income, as long term capital gains or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Special rules may apply to a foreign shareholder receiving a Fund distribution if at least 50% of the Fund’s assets consist of interests in U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Internal Revenue Code and Treasury regulations). Fund distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund’s shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return.

Similar consequences would generally apply to a foreign shareholder’s gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund’s shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund’s shares at any time during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.

The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Each Fund’s audited Financial Statements, including the Financial Highlights, will appear in the Trust’s Annual Report to Shareholders and the report therein of Cohen & Company, Ltd., an independent registered public accounting firm. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, will be available upon request and without charge.

Miscellaneous Information

Counsel. Ropes & Gray LLP, located at 3 Embarcadero Center, San Francisco, CA 94111, is counsel to the Trust.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Trust’s independent registered public accounting firm, audits the Funds’ financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to BondBloxx ETF Trust, c/o BondBloxx Investment Management Corporation, 1100 Larkspur Landing Circle, Suite 395, Larkspur, CA 94939. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

Investors’ Rights. Each Fund relies on the services of BIM and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in a Fund, such investor should consult its own legal advisor.

By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of the courts of the State of New York and of any federal court located in the Borough of Manhattan over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.

Appendix A1 - BondBloxx ETFs Proxy Voting Policy

Policy. BondBloxx Investment Management Corporation (the “Adviser”), in its role as the investment adviser to its Fund Clients, has been delegated the responsibility to vote proxies on behalf of the Trust so that the Adviser may vote the Trust’s proxies pursuant to its adopted proxy voting policies and procedures.

The Trust has the adopted the following policies and procedures as to the Adviser’s handling, research, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and practices. The Adviser’s policy and practice includes the responsibility to receive and vote Trust proxies where authorized and disclose any potential conflicts of interest as well as making information available to the Trust about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Responsibility. The Chief Operating Officer of the Adviser is responsible for the implementation and monitoring of the Adviser’s Proxy Voting Policies and Procedures, including associated practices, disclosures, and recordkeeping. The Chief Operating Officer may delegate responsibility for the performance of these activities (provided that he or she maintains records evidencing individuals to whom authority has been delegated) but oversight and ultimate responsibility remain with the Chief Operating Officer.

Procedures. The Trust has adopted various procedures to implement the Adviser’s Proxy Voting policy and reviews to monitor and ensure that the Adviser’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:

Proxy Voting Guidelines

The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value the Trust’s holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.

It is the general policy of the Trust to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, the Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in its judgement, the costs associated with voting such Proxy outweigh the benefits to the Trust or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Trust.

The Adviser will generally determine its voting recommendations for each proxy on a case-by-case basis, taking into consideration its contractual obligations to the Trust and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Adviser believes appropriate).

As the Adviser provides investment advisory services to registered companies, it will vote any proxies for the Trust to which it has retained the contractual obligation to vote proxies on behalf of the Trust, in accordance with any applicable investment restrictions of each Fund, if applicable.

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Conflicts of Interest in Connection with Proxy Voting

The Chief Operating Officer has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all Covered Persons are expected to perform their tasks relating to the voting of Proxies in a manner that is aligned with the economic interests of the Trust. If at any time any Covered Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of the Trust, he or she should promptly contact the Adviser’s CCO. If any Covered Person is pressured or lobbied either from within or outside of the Adviser with respect to any particular voting decision, he or she should promptly contact the Adviser’s CCO. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Trust.

Record Keeping & Regulatory Reporting

For all proxies voted, the Adviser’s will retain all records related the manner in which it voted proxies for securities held by the Trust. The CCO will be responsible for maintaining all records related to the Adviser’s proxy voting.

Form N-PX: On an annual basis, following the end of the 12-month period ending June 30, 2022, the Adviser will furnish to the Trust’s administrator a full record detailing all how the Adviser voted all Trust proxies for the prior 12-month period.

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Appendix A2 –BondBloxx Proxy Voting Policies

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

●	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

●	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

●	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Policies and Procedures

Proxy Voting

BIM’s Portfolio Management Oversight Committee ensures that the portfolio management team votes all proxies according to Clients’ specific instructions and BIM’s general guidance, and retains all required documentation associated with proxy voting. BIM also monitors to determine whether there are any material conflicts of interest in the voting of Clients’ proxies. No less frequently than annually, the Portfolio Management Oversight Committee evaluates the operation of BIM’s proxy voting controls, including conflicts of interest and how conflicts of interest are handled with respect to voting proxies for BIM and its clients.

(1)	BIM will monitor all proxy voting opportunities and make recommendations and to vote (which could include voting “abstain” or withholding a vote completely) the proxy based on BIM’s determination.

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(2)	BIM’s policy is to resolve any conflicts of interest to the client’s benefit. No less frequently than annually, the Portfolio Management Oversight Committee evaluate the process and controls for voting proxies.

(3)	The client may expressly retain the right and obligation to vote any proxies or take action relating to specified securities held in the account upon timely, prior written notice to BIM.

●	BIM will retain the following information in connection with each proxy vote:

○	The Issuer’s name;

○	The security’s ticker symbol or CUSIP, as applicable;

○	The shareholder meeting date;

○	The number of shares that BIM voted;

○	A brief identification of the matter voted on;

○	Whether the matter was proposed by the Issuer or a security-holder;

○	Whether BIM cast a vote;

○	How BIM cast its vote (for the proposal, against the proposal, or abstain); and

○	Whether BIM cast its vote with or against management.

●	If BIM votes the same proxy in two directions, the COO will maintain documentation describing the reasons for each vote (e.g., BIM believes that voting with management is in Clients’ best interests, but one Client gave specific instructions to vote against management).

●	Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

●	BIM reconciles custodians’ shares records against the Company’s own client holding records on an annual basis.

●	Proxies received after a Client terminates its advisory relationship with BIM will not be voted. The Operations Manager will promptly return such proxies to the sender, along with a statement indicating that BIM’s advisory relationship with the Client has terminated, and that future proxies should not be sent to BIM.

●	BIM, as an adviser to a ’40 Act Fund, is required to comply with Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), that requires investment companies to file annual report Form N-PX. The adviser must provide the Fund Administrator with the voting records in order to comply with this filing.

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Class Actions

As a fiduciary, BIM always seeks to act in Clients’ best interests with good faith, loyalty, and due care. BIM’s standard advisory contract leaves the responsibility of filing any class action with the Client. Should BIM inadvertently receive proof of claims for securities class action settlements on behalf of Client, BIM will immediately forward such information on to Client, and will not take any further action with respect to the claim.

Disclosures to Clients

BIM includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients can contact the COO or CCO to obtain a copy of these policies and procedures and information about how BIM voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the COO or CCO, who will respond to any such requests.

As a matter of policy, BIM does not disclose how it expects to vote on upcoming proxies. Additionally, BIM does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

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Appendix B – Description of Fixed-Income Ratings

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a NRSRO by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments generally are not rated by NRSROs, such as certain government/sovereign obligations, U.S. agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as U.S. Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BIM may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BIM may consider the security to have the highest of the multiple ratings.

New issue securities (regardless of type) rarely are rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities often include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BIM may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.

Where the investment objective of a Fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, a Fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BondBloxx’s practices, as described above. Further, a Fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the Fund or as a result of a corporate action or restructuring affecting an issuer of a security held by a Fund.

Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.

The descriptions below relate to general long-term and short-term obligations of an issuer.

Moody’s Ratings

Long-Term Obligations

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application was not received or accepted.

2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Obligations

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt Obligations

There are three rating categories for short-term municipal obligations that are considered investment grade and are designated as Municipal Investment Grade (MIG). In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global Ratings

Long-Term Obligations

AAA: An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

NR: NR indicates no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Obligations

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Municipal Short-Term Obligations

An S&P U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Obligations

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. B ratings indicate that material credit risk is present.

CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Obligations (Corporate and Public Finance)

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.